NICHOLAS-APPLEGATE GROWTH EQUITY FUND

-------------------------------------------------------------------------------

PROSPECTUS DATED MARCH 4, 1998

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Nicholas-Applegate Growth Equity Fund (the Fund) is a series of Nicholas-
Applegate Fund, Inc. (the Company), an open-end, diversified management investment company whose objective is capital appreciation. The Fund intends to invest principally in a diversified portfolio of common stocks and securities convertible into or exercisable for common stocks, the earnings and securities prices of which its Investment Adviser expects to grow at a rate above the rate of the Standard & Poor's 500 Stock Price Index (S&P 500). The Fund intends to invest primarily in companies having middle market capitalizations and above. Companies which have market capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market capitalization" companies. No assurance can be given that the Fund's investment objective will be achieved. THE FUND MAY ENGAGE IN SHORT-SELLING AND SHORT-TERM TRADING. THESE TECHNIQUES MAY BE CONSIDERED SPECULATIVE AND MAY RESULT IN HIGHER RISKS AND COSTS TO THE FUND. SEE "HOW THE FUND INVESTS-- INVESTMENT OBJECTIVE" AND "--INVESTMENT POLICIES AND PRACTICES."

The Fund's Manager is Prudential Investments Fund Management LLC. The Fund's Investment Adviser is Nicholas-Applegate Capital Management. See "How the Fund is Managed." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated March 4, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Company at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

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Investors are advised to read this Prospectus and retain it for future reference.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS


 The following summary is intended to highlight certain information contained in this prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


 WHAT IS NICHOLAS-APPLEGATE GROWTH EQUITY FUND?

  Nicholas-Applegate Growth Equity Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sales in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

 WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

  The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and securities convertible into or exercisable for common stocks (such as convertible preferred stocks and convertible debentures) the earnings and securities prices of which the Investment Adviser expects to grow at a rate above that of the S&P 500. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

 WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  In seeking to achieve its investment objective, the Fund has generally invested in companies having middle market capitalizations, and above. Companies which have capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market capitalization" companies. The Fund's net asset value may be subject to above average fluctuations, and its portfolio turnover may be substantially greater than that of many other funds. The Fund may also invest in securities of foreign issuers, engage in short sales and borrow from banks for certain purposes, all of which involve special risk considerations. See "How the Fund Invests--Investment Objective and Policies" at page 8. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

 WHO MANAGES THE FUND?

  Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .95 of 1% of the Fund's average daily net assets. As of January 31, 1998, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $63 billion. Nicholas-Applegate Capital Management (NACM or the Investment Adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 12 and "How the Fund is Managed-- Investment Adviser" at page 12.

 WHO DISTRIBUTES THE FUND'S SHARES?

  Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B and Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and a distribution and service fee with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 13.

WHAT IS THE MINIMUM INVESTMENT?

 The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 18 and "Shareholder Guide--Shareholder Services" at page 29.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through Prudential Securities, Pruco-Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. See "How the Fund Values its Shares" at page 15 and "Shareholder Guide--How to Buy Shares of the Fund" at page 18.

WHAT ARE MY PURCHASE ALTERNATIVES?

 The Fund offers four classes of shares:

  .Class A Shares:  Sold with an initial sales charge of up to 5% of the offering price.
  .Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.
  .Class C Shares:  Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.
  .Class Z Shares:  Sold without either an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

 See "Shareholder Guide--Alternative Purchase Plan" at page 20.

HOW DO I SELL MY SHARES?

 You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.

DIVIDENDS AND DISTRIBUTIONS

 The Fund expects to pay dividends of net investment income annually, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 16.

                                 FUND EXPENSES



  SHAREHOLDER TRANSACTION   CLASS A SHARES            CLASS B SHARES                    CLASS C SHARES        CLASS Z SHARES
  EXPENSES+                 -------------- ------------------------------------- ---------------------------- --------------
   Maximum Sales Load
    Imposed on Purchases
    (as a percentage of
    offering price)......        5.00%                     None                              None                  None
   Maximum Sales Load
    Imposed on Reinvested
    Dividends............        None                      None                              None                  None
   Maximum Deferred Sales
    Load (as a percentage
    of original purchase
    price or redemption                    5% during the first year, decreasing
    proceeds, whichever                    by 1% annually to 1% in the fifth and    1% on redemptions made
    is lower)............        None      sixth years and 0% the seventh year*  within one year of purchase.      None
   Redemption Fees.......        None                      None                              None                  None
   Exchange Fees.........        None                      None                              None                  None
  ANNUAL FUND OPERATING     CLASS A SHARES            CLASS B SHARES                    CLASS C SHARES        CLASS Z SHARES
  EXPENSES                  -------------- ------------------------------------- ---------------------------- --------------
  (as a percentage of av-
   erage net assets)
   Management Fees.......         .95%                      .95%                              .95%                  .95%
   12b-1 Fees............         .25++                    1.00                              1.00                  None
   Other Expenses........         .24%                      .24%                             .24%                  .24%

                                 ----      ------------------------------------- ----------------------------      ----
   Total Fund Operating
    Expenses.............        1.44%                     2.19%                             2.19%                 1.19%

                                 ====      ===================================== ============================      ====

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
  EXAMPLE                                        ------ ------- ------- --------
  You would pay the following expenses on a
   $1,000 investment, assuming
   (1) 5% annual return and (2) redemption at
   the end of each time period:
   Class A.....................................   $64     $93    $125     $214
   Class B.....................................   $72     $98    $127     $224
   Class C.....................................   $32     $68    $117     $252
   Class Z.....................................   $12     $38    $ 65     $144
  You would pay the following expenses on the
   same investment, assuming no redemption:
   Class A.....................................   $64     $93    $125     $214
   Class B.....................................   $22     $68    $117     $224
   Class C.....................................   $22     $68    $117     $252
   Class Z.....................................   $12     $38    $ 65     $144

 The above example is based on restated data for the Fund's fiscal year ended December 31, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

 The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed". "Other Expenses" includes operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.
 ----------
  * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-- Conversion Feature--Class B Shares."
  + Pursuant to rules of the National Association of Securities Dealers,
    Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-- Distributor."
 ++ Although the Class A Distribution and Service Plan provides that the
    Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1998. Total operating expenses without such limitation would be 1.49%. See "How the Fund is Managed--Distributor."

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS) THE INFORMATION PRESENTED IN THIS SECTION INCLUDES INFORMATION FOR FISCAL PERIODS ENDED PRIOR TO THE FUND'S CONVERSION FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY.

 The following financial highlights have been audited by Ernst & Young LLP with respect to the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997 and by Coopers & Lybrand LLP, with respect to the fiscal years of the Fund ended December 31, 1990, December 31, 1991, December 31, 1992 December 31, 1993 and December 31, 1994, each of whom is an independent auditor, and whose respective reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                                           CLASS A(A)
                                   ------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                   ------------------------------------------------------------------------------------
                                     1997       1996     1995(C)    1994(C)     1993(C)     1992(C)     1991(C)
                                   --------   --------   --------   -------     -------     -------     --------
PER SHARE OPER-
 ATING
 PERFORMANCE:
Net asset  value, beginning
 of year........                   $  15.41   $  15.18    $ 11.99   $ 13.56     $ 12.77     $ 11.73     $  10.19
                                   --------   --------   --------   -------     -------     -------     --------
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
 income (loss)..                       (.12)     (0.14)     (.011)     (.07)      (0.07)      (0.07)       (0.10)
Net realized and
 unrealized gain
 (loss) on
 investment
 transactions...                       2.60       2.64       3.82     (1.19)       2.63        1.11         5.50
                                   --------   --------   --------   -------     -------     -------     --------
Total from
 investment
 operations.....                       2.48       2.50       3.71     (1.26)       2.56        1.04         5.40
                                   --------   --------   --------   -------     -------     -------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from
 net investment
 income.........                        --         --         --        --          --          --           --
Distributions
 from net
 realized gains
 from investment
 transactions...                      (3.42)     (2.27)     (0.52)    (0.31)      (1.77)        --         (3.86)
                                   --------   --------   --------   -------     -------     -------     --------
Total dividends
 and
 distributions..                      (3.42)     (2.27)     (0.52)    (0.31)      (1.77)        --         (3.86)
                                   --------   --------   --------   -------     -------     -------     --------
Increase
 (decrease)
 resulting from
 Fund share
 transactions...                        --         --         --        --          --          --           --
                                   --------   --------   --------   -------     -------     -------     --------
Net asset value,
 end of year....                   $  14.47   $  15.41   $  15.18   $ 11.99     $ 13.56     $ 12.77     $  11.73
                                   ========   ========   ========   =======     =======     =======     ========
TOTAL
 RETURN(E): ....                      17.33%     16.45%     31.20%    (9.53)%     20.26%       8.87%       55.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end
 of year (000)..                   $133,973   $145,120   $124,340   $86,069     $97,596     $84,169     $ 63,028
Average net
 assets (000)...                   $139,933   $136,482   $109,740   $93,620     $90,332     $74,005     $104,819
Ratios to average net assets:
 Expenses,
  including
  distribution
  fee...........                       1.37%      1.41%      1.44%     1.49%(g)    1.42%(g)    1.54%(g)     1.94%(f)(g)
 Expenses,
  excluding
  distribution
  fee...........                       1.19%      1.23%      1.27%     1.32%(g)    1.30%(g)    1.44%(g)     1.90%(g)
 Net investment
  income (loss).                       (.82)%    (0.93)%    (0.83)%   (0.59)%     (0.53)%     (0.63)%      (0.83)%
Portfolio
 turnover
 rate(d)........                        182%       113%       106%      110%        112%        107%         115%
Asset coverage
 of borrowing...                        --         --         --        --          --          --           --
Total debt
 outstanding
 (000 omitted)..                        --         --         --        --          --          --           --
Average
 commission rate
 paid per share.                   $  .0590   $  .0588   $  .0592       N/A         N/A         N/A          N/A
                                   1990(C)         1989(B)(C)       1988(B)(C)
                                   --------------- ---------------- ----------------
PER SHARE OPER-
 ATING
 PERFORMANCE:
Net asset  value, beginning
 of year........                    $ 11.42         $   8.55         $  7.40
                                   --------------- ---------------- ----------------
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
 income (loss)..                       0.02            (0.25)          (0.14)
Net realized and
 unrealized gain
 (loss) on
 investment
 transactions...                      (0.66)            3.39            1.21
                                   --------------- ---------------- ----------------
Total from
 investment
 operations.....                      (0.64)            3.14            1.07
                                   --------------- ---------------- ----------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from
 net investment
 income.........                      (0.02)             --              --
Distributions
 from net
 realized gains
 from investment
 transactions...                      (0.06)           (0.28)            --
                                   --------------- ---------------- ----------------
Total dividends
 and
 distributions..                      (0.08)           (0.28)            --
                                   --------------- ---------------- ----------------
Increase
 (decrease)
 resulting from
 Fund share
 transactions...                      (0.51)            0.01            0.08
                                   --------------- ---------------- ----------------
Net asset value,
 end of year....                   $  10.19         $  11.42         $  8.55
                                   =============== ================ ================
TOTAL
 RETURN(E): ....                     (10.03)%          36.83%          15.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end
 of year (000)..                   $120,987         $108,415         $81,559
Average net
 assets (000)...                   $116,094         $ 98,874         $79,103
Ratios to average net assets:
 Expenses,
  including
  distribution
  fee...........                       1.63%(f)(g)      4.55%(f)(g)     4.60%(f)(g)
 Expenses,
  excluding
  distribution
  fee...........                       1.63%(g)         4.55%(g)        4.60%(g)
 Net investment
  income (loss).                       0.24%           (2.36)%         (1.64)%
Portfolio
 turnover
 rate(d)........                        149%             120%            183%
Asset coverage
 of borrowing...                        --               371%            372%
Total debt
 outstanding
 (000 omitted)..                        --          $ 40,000         $30,000
Average
 commission rate
 paid per share.                        N/A              N/A             N/A

 ---------

   (a) Prior to June 10, 1991, the Fund was organized as a closed-end investment company. On June 10, 1991, the Fund was re-organized as an open-end investment company and commenced offering of Class A shares.
   (b)  Not audited by Ernst & Young LLP or Coopers & Lybrand LLP.
   (c) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from a stock rights offering.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (e) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total return for periods of less than one full year are not annualized.
   (f) Ratios of expenses, before loan interest, commitment fees and nonrecurruing expenses were 1.71% in 1991, 1.16% in 1990, 1.14% in 1989, 1.29% in 1988 and 1.25% in 1987 for Class A Shares, respectively.
   (g) Current year amounts have been restated from prior periods presentation.
    N/A -- Not applicable.

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS) THE INFORMATION PRESENTED IN THIS SECTION INCLUDES INFORMATION FOR FISCAL PERIODS ENDED PRIOR TO THE FUND'S CONVERSION FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY.

 The following financial highlights have been audited by Ernst & Young LLP with respect to the fiscal years ended December 31, 1995, December 31, 1996, and December 31, 1997 and by Coopers & Lybrand LLP, with respect to the fiscal years of the Fund ended December 31, 1990, December 31, 1991, December 31, 1992, December 31, 1993 and December 31, 1994, each of whom is an independent auditor, and whose respective reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                        CLASS B(B)
                                   ------------------------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,
                                   ------------------------------------------------------------------
                                     1997       1996    1995(C)    1994(C)      1993(C)      1992(C)
                                   --------   --------  --------   --------     --------     --------
PER SHARE OPER-
 ATING
 PERFORMANCE:
Net asset value, beginning
  of period.....                     $14.48   $  14.49  $  11.56   $  13.18     $  12.56     $  11.65
                                   --------   --------  --------   --------     --------     --------
INCOME FROM IN-
 VESTMENT
 OPERATIONS:
Net investment
 loss...........                      (0.23)     (0.24)    (0.22)     (0.17)       (0.18)       (0.16)
Net realized and
 unrealized gain
 (loss) on
 investment
 transactions...                       2.43       2.50      3.67      (1.14)        2.57         1.07
                                   --------   --------  --------   --------     --------     --------
Total from in-
 vestment opera-
 tions..........                       2.20       2.26      3.45      (1.31)        2.39         0.91
                                   --------   --------  --------   --------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Distributions
 from net
 realized gains
 from investment
 transactions...                      (3.42)     (2.27)    (0.52)     (0.31)       (1.77)         --
                                   --------   --------  --------   --------     --------     --------
Net asset value,
 end of period..                     $13.26   $  14.48  $  14.49   $  11.56     $  13.18     $  12.56
                                   ========   ========  ========   ========     ========     ========
TOTAL
 RETURN(E): ....                      16.48%     15.54%    30.11%    (10.20)%      19.21%        7.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end
 of period
 (000)..........                   $284,191   $317,768  $290,751   $257,059     $252,911     $123,306
Average net as-
 sets (000).....                   $300,520   $304,841  $265,597   $261,285     $179,456     $ 80,531
Ratios to average net assets:
 Expenses, in-
  cluding dis-
  tribution fee.                       2.19%      2.23%     2.27%      2.32%(h)     2.30%(h)     2.44%(h)
 Expenses, ex-
  cluding dis-
  tribution fee.                       1.19%      1.23%     1.27%      1.32%(h)     1.30%(h)     1.44%(h)
 Net investment
  income (loss).                      (1.64)%   (1.75)%    (1.66)%    (1.39)%      (1.40)%      (1.56)%
Portfolio turn-
 over rate(d)...                        182%       113%      106%       110%         112%         107%
Average
 commission rate
 paid per share.                   $  .0590   $  .0588  $  .0592        N/A          N/A          N/A
                                                       CLASS C
                                   -----------------------------------------------------------------
                                     JUNE 10,                                        AUGUST 1,
                                       1991                  YEAR ENDED               1994(F)
                                     THROUGH                DECEMBER 31,              THROUGH
                                   DECEMBER 31,         --------------------------- DECEMBER 31,
                                     1991(C)             1997     1996    1995(C)     1994(C)
                                   -------------------- -------- -------- --------- ----------------
PER SHARE OPER-
 ATING
 PERFORMANCE:
Net asset value, beginning
  of period.....                     $ 12.43            $14.48   $14.49   $11.56       $11.62
                                   -------------------- -------- -------- --------- ----------------
INCOME FROM IN-
 VESTMENT
 OPERATIONS:
Net investment
 loss...........                       (0.08)            (0.22)  (0.22)    (0.22)       (0.05)
Net realized and
 unrealized gain
 (loss) on
 investment
 transactions...                        3.16              2.42     2.48     3.67        (0.01)
                                   -------------------- -------- -------- --------- ----------------
Total from in-
 vestment opera-
 tions..........                        3.08              2.20     2.26     3.45        (0.06)
                                   -------------------- -------- -------- --------- ----------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Distributions
 from net
 realized gains
 from investment
 transactions...                       (3.86)            (3.42)  (2.27)    (0.52)         --
                                   -------------------- -------- -------- --------- ----------------
Net asset value,
 end of period..                     $ 11.65            $13.26   $14.48   $14.49       $11.56
                                   ==================== ======== ======== ========= ================
TOTAL
 RETURN(E): ....                       26.82%            16.48%   15.54%   30.11%       (0.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end
 of period
 (000)..........                     $12,877            $6,750   $6,735   $4,897       $1,100
Average net as-
 sets (000).....                     $ 1,922            $6,796   $5,862   $2,961       $  226
Ratios to average net assets:
 Expenses, in-
  cluding dis-
  tribution fee.                        3.77%(a)(g)(h)    2.19%    2.33%    2.27%        6.23%(a)(h)
 Expenses, ex-
  cluding dis-
  tribution fee.                        2.77%(a)(h)       1.19%    1.23%    1.27%        5.23%(a)(h)
 Net investment
  income (loss).                       (3.17)%(a)        (1.64)%  (1.75)%  (1.63)%      (3.36)%(a)
Portfolio turn-
 over rate(d)...                         115%              182%     113%     106%         110%
Average
 commission rate
 paid per share.                         N/A            $.0590   $.0588   $.0592          N/A

 ---------

   (a)  Annualized.
   (b) Prior to June 10, 1991, the Fund was organized as a closed-end investment company. On June 10, 1991, the Fund was re-organized as an open-end investment company and commenced offering of Class B shares.
   (c) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from a stock rights offering.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (e) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total return for periods of less than one full year are not annualized.
   (f)  Commencement of offering of Class C shares.
   (g) Ratio of expenses, before loan interest, commitment fees and nonrecurring expenses was 3.76% for Class B shares.
   (h)  Current year amounts have been restated from prior period presentation.
    N/A -- Not applicable

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS Z SHARES)

 The following financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of Class Z common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                                    CLASS Z
                                                                  ------------
                                                                   MARCH 18,
                                                                    1997(A)
                                                                    THROUGH
                                                                  DECEMBER 31,
                                                                      1997
                                                                  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning period...............................     $14.48
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.............................................      (0.22)
Net realized and unrealized gains on investment and foreign cur-
 rency transactions.............................................       3.18
                                                                     ------
Total from investment operations................................       2.96
                                                                     ------
LESS DISTRIBUTIONS
Distributions from net realized gains from investment transac-
 tions..........................................................      (2.91)
                                                                     ------
Net asset value, end of period..................................     $14.53
                                                                     ======
TOTAL RETURN(C).................................................      21.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................     $  633
Average net assets (000)........................................     $  121
Ratios to average net assets:
  Expenses, including distribution fees.........................       1.19%(b)
  Expenses, excluding distribution fees.........................       1.19%(b)
  Net investment income.........................................       (.85)%(b)
Portfolio turnover rate.........................................        182%
Average commission rate paid per share..........................     $.0590

----------
(a) Commencement of offering of Class Z shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

 THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING PRIMARILY IN COMMON STOCKS AND SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCKS (SUCH AS CONVERTIBLE PREFERRED STOCKS AND CONVERTIBLE DEBENTURES), THE EARNINGS AND SECURITIES PRICES OF WHICH THE INVESTMENT ADVISER EXPECTS TO GROW AT A RATE ABOVE THAT OF THE S&P 500. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

 AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THE FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.

 THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

 Pursuant to the Investment Adviser's growth equity management approach, under normal market conditions the Fund intends to invest at least 90% of its total assets in a diversified portfolio of equity securities such as common stocks, preferred stocks and convertible preferred stocks, which the Investment Adviser believes have above-average earnings growth prospects based on a company-by-company analysis (rather than on broader analyses of specific industries or sectors of the economy).

 THE INVESTMENT ADVISER SEEKS TO IDENTIFY STOCKS OF COMPANIES WHICH IT EXPECTS TO ENTER INTO AN ACCELERATING EARNINGS PERIOD, TO ATTRACT INCREASING INSTITUTIONAL SPONSORSHIP OR TO DEMONSTRATE STRONG PRICE APPRECIATION RELATIVE TO THEIR INDUSTRIES AND TO BROAD MARKET AVERAGES. The companies in which the Fund invests do not necessarily have records of past high growth. Examples of possible investments include companies with cyclical earnings, companies with new and innovative products or services, companies facing a changed economic, competitive or regulatory environment, companies with a new or different management approach and initial public offerings of companies which the Investment Adviser believes offer above-average growth potential.

 THE FUND INTENDS TO INVEST PRIMARILY IN COMPANIES HAVING MIDDLE MARKET CAPITALIZATIONS AND ABOVE. Stock market capitalization is calculated by multiplying the total number of a company's issued and outstanding common shares by the per share market price of such shares. The Investment Adviser believes that the over $500 million capitalization sector will continue for the foreseeable future to offer a sufficient number of stocks having growth characteristics which meet the Fund's investment criteria, so that it is unlikely the Fund will need to consider investing in the under $500 million capitalization sector. The Fund would only consider investments in the under $500 million sector if sufficient attractive growth stocks were not available in the over $500 million sector and if ample opportunity were believed to exist in the under $500 million sector sufficient to satisfy the requirements of all accounts the Investment Adviser manages which are primarily invested in the under $500 million sector. Companies which have market capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market capitalization" companies. The Investment Adviser anticipates that the Fund's investments will continue to be primarily in companies with smaller and medium market capitalizations compared to those of the S&P 500 as a whole.

 The Investment Adviser uses an extensive network of more than 75 brokerage firms throughout the United States to identify equity investment opportunities. The Investment Adviser's staff then applies its own computer-assisted fundamental analysis to such individual potential investments, building portfolios of equity securities which the Investment Adviser believes have above-average earnings growth prospects. Investments are closely monitored with a view to the sale of portfolio securities when the reasons for the initial purchases are no longer valid.

 THE FUND RETAINS CASH AND EQUIVALENTS IN AMOUNTS DEEMED ADEQUATE FOR CURRENT NEEDS, AND MAY MAKE SHORT-TERM INVESTMENTS DURING PERIODS WHEN, IN THE OPINION OF THE INVESTMENT ADVISER, ATTRACTIVE EQUITY INVESTMENTS ARE NOT AVAILABLE. See "Other Investments and Policies--Short-Term Investments".

 The Fund's net asset value may be subject to above-average fluctuations compared to the net asset values of other investment companies, because greater than average risk will be assumed in investing in companies for the purpose of seeking to achieve higher than average capital growth. The Fund's investment policies may result in portfolio turnover substantially greater than the turnover of many other investment companies. See "Other Investments and Policies--Portfolio Turnover".

OTHER INVESTMENTS AND POLICIES

 CONVERTIBLE SECURITIES AND WARRANTS

 The Fund may invest in securities which may be exchanged for, converted into or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the Fund during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). See "Investment Objective and Policies--Investment Policies and Practices-- Convertible Securities and Warrants" in the Statement of Additional Information.

 FOREIGN SECURITIES

 The Fund may invest up to 20% of its total assets in securities of foreign issuers and in American Depository Receipts, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Investments in foreign securities involve certain inherent risks, such as exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of the Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. The Fund will probably have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

 SHORT-TERM INVESTMENTS

 The Fund may invest in short-term investments during periods when, in the opinion of the Investment Adviser, attractive equity investments are temporarily unavailable or other circumstances or market conditions warrant such investments. Under normal circumstances no more than 10% of the Fund's total assets will be retained in cash and equivalents. Such investments may include U.S. Treasury Bills or other U.S. Government or Government agency obligations; certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements; commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or P-1 or P-2 by Moody's Investors Service or, if not rated, issued by companies having an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; shares of money market mutual funds; or repurchase agreements with respect to such securities.

 REPURCHASE AGREEMENTS

 The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

 PUT AND CALL OPTIONS

 The Fund is authorized to purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to the S&P 500, subject to the following restrictions: the aggregate premiums on call options purchased by the Fund may not exceed 5% of the market value of the total assets of the Fund as of the date the call options are purchased, and the aggregate premiums on the put options may not exceed 5% of the market value of the total assets of the Fund as of the date such options are purchased. A "put" gives a holder the right to require the writer of the put to purchase from the holder a security at a specified price, and a "call" gives a holder the right to require the writer of the call to sell a security to the holder at a specified price. See "Investment Objective and Policies--Investment Policies and Practices--Put and Call Options" in the Statement of Additional Information.

 SHORT SALES

 The Investment Adviser believes that its growth equity management approach, in addition to identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500, also identifies securities the prices of which can be expected to decline. Therefore, the Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire. Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund"s asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

 If the Fund makes a short sale "against the box", the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The Investment Adviser has had experience in using short sales for its separate accounts since 1985. See "Investment Objective and Policies--Investment Policies and Practices--Short Sales" in the Statement of Additional Information.

 In the view of the Securities and Exchange Commission (the "Commission"), a short sale by the Fund involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or the Fund"s obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash or U.S. Government securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and U.S. Government securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. As a matter of policy, the Company's Board of Directors has determined that the Fund will not make short sales of securities or maintain a short position if to do so would create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value. See "Investment Restrictions" in the Statement of Additional Information.

 SECURITIES LENDING

 To increase its income, the Fund may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Company's Board of Directors has adopted an operating policy that limits the amount of such loans to not more than 10% of the value of the total assets of the Fund. See "Investment Restrictions" in the Statement of Additional Information. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Investment Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

 PORTFOLIO TURNOVER

 The Investment Adviser's growth equity management approach results in substantial portfolio turnover, as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid. The Fund's portfolio turnover rates for the fiscal years ended December 31, 1997 and December 31, 1996 were 182% and 113%, respectively. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Fund anticipates that its annual portfolio turnover rate will not exceed 200%. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

 Portfolio turnover will not otherwise be a limiting factor in making investment decisions, and the Fund's investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes. See "'Dividends, Distributions and Taxes" in the Statement of Additional Information.

 BORROWING

 The Fund is permitted to borrow money from banks in amounts of up to 30% of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Board of Directors reserves the right to change this policy in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

 The use of borrowing by the Fund is a speculative technique that creates an opportunity for greater total return but, at the same time, involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. See "Borrowing Policy" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

 The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


                            HOW THE FUND IS MANAGED


 THE COMPANY HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, INVESTMENT ADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S INVESTMENT ADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

 For the year ended December 31, 1997, the Fund's total expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.37%, 2.19%, 2.19% and 1.19%, respectively. See "Financial Highlights".

MANAGER

 PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE EQUAL TO .95 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE FUND. PIFM is organized in New York as a limited liability Company. For the fiscal year ended December 31, 1997, the Fund paid management fees to PIFM of .95% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

 As of January 31, 1998 PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $63 billion.

 UNDER THE MANAGEMENT AGREEMENT WITH THE COMPANY, PIFM SUPERVISES THE INVESTMENT OPERATIONS OF THE COMPANY AND ADMINISTERS THE COMPANY'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

INVESTMENT ADVISER

 NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, 600 WEST BROADWAY, 29TH FLOOR, SAN DIEGO, CALIFORNIA 92101, HAS SERVED AS THE INVESTMENT ADVISER TO THE FUND SINCE ITS INCEPTION. THE INVESTMENT ADVISER MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND THE COMPOSITION OF THE FUND'S PORTFOLIO, INCLUDING THE PURCHASE, RETENTION AND DISPOSITION THEREOF. It is compensated for its services by PIFM, not the Fund, at a rate of .75 of 1% of the average daily net assets of the Fund. PIFM continues to have responsibility for all investment advisory services in accordance with the Management Agreement and supervises NACM's performance of such services. For the fiscal year ended December 31, 1997, PIFM paid subadvisory fees to NACM of .75% of the Fund's average net assets.

 The Investment Adviser currently manages a total of approximately $30 billion of assets for a variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors and individuals. The Investment Adviser was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and twenty other partners manage a staff of approximately 475 employees.

 The Fund is managed under the general supervision of Arthur E. Nicholas (who has been the Chief Investment Officer of the Investment Adviser since its organization) and Catherine Somhegyi, the Investment Adviser's Chief Investment Officer-Global Equity, who has been employed by the Investment Adviser since 1987. A team management approach is utilized in connection with the day-to-day management of the Fund's portfolio. The members of the team are Andrew B. Gallagher, Maren Lindstrom and Thomas J. Sullivan. Mr. Gallagher has been employed by Nicholas-Applegate Capital Management since 1992. Ms. Lindstrom has been employed by Nicholas-Applegate Capital Management since 1994; prior thereto, she was employed by Societe Generale, Banque D'Orsay and Prudential Asset Management. Mr. Sullivan has been employed by Nicholas-Applegate Capital Management since 1994; prior thereto he was employed by Donaldson, Lufkin & Jenrette Securities Corporation.

DISTRIBUTOR

 PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE
DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (PRUDENTIAL).

 UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY THE PLANS) ADOPTED BY THE COMPANY UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A SEPARATE DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

 Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

 UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has agreed to limit its distribution-related fees under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1998.

 UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, and
(ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

 For the fiscal year ended December 31, 1997, the Fund paid distribution expenses of .25%, 1.00% and 1.00% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

 Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

 Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Rule 12b-1 Directors"), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any plan if it is terminated or not continued.

 In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

 The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

 Prudential Securities may act as a broker for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. Subject to obtaining the best price and execution, brokers' sales of the Fund's shares may be considered in selecting brokers, and brokers who provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

FEE WAIVERS AND SUBSIDY

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidize will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses".

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

 Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837, serves as the Fund's Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000

 The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that their will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.


                        HOW THE FUND VALUES ITS SHARES


 THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

 Portfolio securities are valued according to market quotations or, if such quotations are not readily available, at fair value as determined in good faith under procedures established by the Company's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

 The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

 Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


 FROM TIME TO TIME THE COMPANY MAY ADVERTISE THE FUND'S AVERAGE ANNUAL TOTAL RETURN, AND AGGREGATE TOTAL RETURN AND YIELD, IN ADVERTISEMENTS AND SALES LITERATURE. TOTAL RETURN IS CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to Shareholders, which may be obtained without charge. See "Shareholder Counsel--Shareholder Services--Reports to Shareholders."


                      TAXES, DIVIDENDS AND DISTRIBUTIONS


TAXATION OF THE FUND

 THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAX ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

 Any dividends out of net taxable investment income, together with any distributions of short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholders whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

 The Fund has obtained opinions of counsel to the effect that neither the conversion of Class B shares into Class A shares nor the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

WITHHOLDING TAXES

 Under the Internal Revenue Code, the Company is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds payable to certain individuals and certain non-corporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). For shareholders who are otherwise subject to backup withholding under federal income tax law, only dividends and capital gains distributions are subject to withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

 THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, ANNUALLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution expenses, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How The Fund Values its Shares."

 DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Shareholders who acquired shares prior to the conversion of the Company from a closed-end company to an open-end company, and who did not elect to participate in the Fund's dividend reinvestment plan, will continue to receive dividends and distributions in cash unless further elections are made to the Fund. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

 IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINED WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

 Dividends paid by the Fund will be eligible for the 70% dividends received deduction for corporate shareholders, to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Capital gains distributions are not eligible for the 70% dividends received deduction.

 Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.


                              GENERAL INFORMATION


DESCRIPTION OF COMMON STOCK

 THE COMPANY WAS INCORPORATED IN MARYLAND ON JANUARY 30, 1987 UNDER THE NAME "NICHOLAS-APPLEGATE GROWTH EQUITY FUND, INC." AS A CLOSED-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY. THE FUND OPERATED AS A CLOSED-END FUND UNTIL JUNE 10, 1991. AS A CLOSED-END INVESTMENT COMPANY DURING THE 1990 CALENDAR YEAR, THE FUND'S SHARES TRADED AT AN AVERAGE DISCOUNT FROM NET ASSET VALUE OF 7.52%. BECAUSE OF THIS DISCOUNTED VALUATION OF ITS SHARES, THE COMPANY CONVERTED TO AN OPEN-END INVESTMENT COMPANY IN ACCORDANCE WITH ITS CHARTER AND CHANGED ITS NAME TO "NICHOLAS-APPLEGATE FUND, INC." ON JUNE 10, 1991. ALL OUTSTANDING SHARES OF THE COMPANY AT THE TIME OF THE CONVERSION TO AN OPEN-END INVESTMENT COMPANY WERE CONVERTED INTO CLASS A SHARES OF THE FUND. THE COMPANY IS AUTHORIZED TO ISSUE 50 MILLION SHARES OF CLASS A COMMON STOCK, 50 MILLION SHARES OF CLASS B COMMON STOCK, 50 MILLION SHARES OF CLASS C COMMON STOCK AND 50 MILLION SHARES OF CLASS Z COMMON STOCK OF THE NICHOLAS-APPLEGATE GROWTH EQUITY FUND SERIES, $.01 PAR VALUE PER SHARE. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution and/or service fee arrangements and has separate voting rights on any other matter submitted to shareholders in which the interests of one class differ from the interests of another class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sales to a limited group of investors. See "How the Fund is Managed-- Distributor." In accordance with the Company's Charter, the Board of Directors may authorize the creation of additional series of common stock, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

 The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of the Fund are also redeemable at the option of the Company under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of Common Stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares with the exception of Class Z shares which are not subject to any distribution or service fees. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

 THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS OF THE FUND UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

 This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

 YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT) ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020,
NEW BRUNSWICK, NEW JERSEY 08906-5020.

 The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or the Distributor plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors without a sales charge. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. Payments may be made by cash, wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

 The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50.

 Application forms can be obtained from PMFS, Prudential Securities, Prusec or certain selected dealers (Class A only). If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

 The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

 Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

 Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

 PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Nicholas-Applegate Growth Equity Fund, Inc. specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C shares or Class Z shares).

 If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

 In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Nicholas-Applegate Growth Equity Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

 THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES), WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                          ANNUAL 12B-1 FEES
                                       (AS A % OF AVERAGE DAILY
                 SALES CHARGE                NET ASSETS)           OTHER INFORMATION
         ----------------------------  ------------------------ ------------------------
Class A  Maximum initial sales charge    .30 of 1%              Initial sales charge
         of 5% of the public offering    (Currently being       waived or reduced for
         price                           charged at a rate      certain purchases
                                         of 0.25 of 1%)
Class B  Maximum CDSC of 5% of the       1%                     Shares convert to Class
         lesser of the amount                                   A shares approximately
         invested or the redemption                             seven years after
         proceeds; declines to zero                             purchase
         after six years
Class C  Maximum CDSC of 1% of the       1%                     Shares do not convert to
         lesser of the amount                                   another class
         invested or the redemption
         proceeds on redemptions made
         within one year of purchase
Class Z  None                            None                   Sold to a limited group
                                                                of investors

 The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely for its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

 Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

 IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the difference classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

 The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

 If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

 If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

 If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

 If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B or Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

 ALL PURCHASES OF $1 MILLION OR MORE EITHER AS PART OF A SINGLE INVESTMENT, EXCEPT IN THE CASE OF CERTAIN RETIREMENT PLANS, OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z shares" below.

CLASS A SHARES

 The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                 SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                                  PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
                                 OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
           AMOUNT OF PURCHASE    --------------- --------------- -----------------
           Less than $25,000          5.00%           5.26%            4.75%
           $25,000 to $49,999         4.50            4.71             4.25
           $50,000 to $99,999         4.00            4.17             3.75
           $100,000 to $249,999       3.25            3.36             3.00
           $250,000 to $499,999       2.50            2.56             2.40
           $500,000 to $999,999       2.00            2.04             1.90
           $1,000,000 and above       None            None             None


 The Distributor may reallow the entire initial charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

 REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

 Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

 Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Program (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares also may be purchased at NAV by plans that have monies invested in GIA and SVF, provided
(i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

 PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.

 PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

 Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

 Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases, and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

 You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES.

 The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

 Class Z shares of the Fund currently are available for purchase by the following categories of investors:

 (i) pension, profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

 In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

 YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values Its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

 IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

 IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACT OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08900-5010.

 If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or Smartpath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

 PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the Commission, by order, so permits; applicable rules and regulations of the Commission will govern as to whether the conditions prescribed in (b), (c) or (d) exist.

 Shareholders who hold their shares through Prudential Securities or through a dealer which has entered into a selected dealer agreement with the Distributor must redeem their shares by contacting their financial adviser.

 PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIERS CHECKS.

 REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares". If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

 INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

 90-DAY REPURCHASE PRIVILEGE. If you redeem your shares, and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the cash proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

 Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges-- Class B Shares" below.

 The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

 The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
         First.......................................           5.0%
         Second......................................           4.0%
         Third.......................................           3.0%
         Fourth......................................           2.0%
         Fifth.......................................           1.0%
         Sixth.......................................           1.0%
         Seventh and thereafter......................           None

 In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

 For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

 For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

 WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability provided that the shares were purchased prior to death or disability.

 The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

 The contingent deferred sales charge (CDSC) will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

 In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

 You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

 A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PruArray or SmartPath Plans. The CDSC will be waived on redemptions from certain qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

 Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. It is currently anticipated that conversions will occur during the months of February, May, August and November. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

 Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares purchased and then held in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

 For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

 Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

 For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment or purchase of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

 The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

 AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE) AND ANY SERIES OF THE COMPANY THAT MAY BE ESTABLISHED FROM TIME TO TIME, AND ONE OR MORE SPECIFIC MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

 IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege will be available only in states where the exchange may legally be made.

 IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

 IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

 You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

 IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED BELOW.

 SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares held in such a shareholder's account and which are not subject to a CDSC will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. It is currently anticipated that this exchange will occur quarterly in February, May, August and November. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

 Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

 The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

 FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled account, if, in the Manager's sole judgement, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

 To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

 In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

 . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. Shareholders who acquired shares prior to the conversion of the Company from a closed-end company to an open-end company and who did not elect to participate in the Fund's dividend reinvestment plan will continue to receive dividends and distributions in cash unless further election is made to the Fund. If you hold shares through Prudential Securities, you should contact your financial adviser.

 . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

 . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

 . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

 . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

 . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Company at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

 For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


        TAXABLE BOND FUNDS                            EQUITY FUNDS

 Prudential Diversified Bond Fund, Inc.     Prudential Balanced Fund
 Prudential Government Income Fund, Inc.    Prudential Distressed Securities
 Prudential Government Securities Trust         Fund, Inc.
   Short-Intermediate Term Series           Prudential Index Series Fund
 Prudential High Yield Fund, Inc.             Prudential Active Balanced Fund
 Prudential Mortgage Income Fund, Inc.        Prudential Stock Index Fund
 Prudential Structured Maturity Fund, Inc.    Prudential Bond Market Index
   Income Portfolio                             Fund
                                              Prudential Europe Index Fund
       TAX-EXEMPT BOND FUNDS                  Prudential Pacific Index Fund
                                               Prudential Small-Cap Index Fund
  Prudential California Municipal Fund      Prudential Emerging Growth Fund,
   California Series                            Inc.
   California Income Series                 Prudential Equity Fund, Inc.
 Prudential Municipal Bond Fund             Prudential Equity Income Fund
   High Yield Series                        Prudential Jennison Series Fund,
   Insured Series                               Inc.
   Intermediate Series                        Prudential Jennison Active
 Prudential Municipal Series Fund                 Balanced Fund
   Florida Series                             Prudential Jennison Growth Fund
   Maryland Series                            Prudential Jennison Growth &
   Massachusetts Series                         Income Fund
   Michigan Series                          Prudential Multi-Sector Fund, Inc.
   New Jersey Series                        Prudential Small-Cap Quantum Fund,
   New York Series                              Inc.
   North Carolina Series                    Prudential Small Company Value
   Ohio Series                              Fund, Inc.
   Pennsylvania Series                      Prudential Utility Fund, Inc.
 Prudential National Municipals Fund, Inc.  Nicholas-Applegate Fund, Inc.
                                              Nicholas-Applegate Growth Equity
           GLOBAL FUNDS                         Fund

 Prudential Europe Growth Fund, Inc.               MONEY MARKET FUNDS
 Prudential Global Genesis Fund, Inc.
 Prudential Global Limited Maturity         . Taxable Money Market Funds
      Fund, Inc.                            Cash Accumulation Trust
   Limited Maturity Portfolio                 Liquid Assets Fund
 Prudential Intermediate Global Income      National Money Market Fund
     Fund, Inc.                             Prudential Government Securities
 Prudential International Bond Fund, Inc.       Trust
 Prudential Natural Resources Fund, Inc.    Money Market Series
 Prudential Pacific Growth Fund, Inc.       U.S. Treasury Money Market
 Prudential World Fund, Inc.                    Series
   Global Series                            Prudential Special Money Market
   International Stock Series                   Fund, Inc.
 The Global Total Return Fund, Inc.           Money Market Series
 Global Utility Fund, Inc.                  Prudential MoneyMart Assets, Inc.

                                            . Tax-Free Money Market Funds
                                            Prudential Tax-Free Money Fund,
                                                Inc.
                                            Prudential California Municipal
                                                Fund
                                              California Money Market Series
                                            Prudential Municipal Series Fund
                                              Connecticut Money Market Series
                                              Massachusetts Money Market
                                                Series
                                              New Jersey Money Market Series
                                              New York Money Market Series

                                            . Command Funds
                                            Command Money Fund
                                            Command Government Fund
                                            Command Tax-Free Fund

                                            . Institutional Money Market Funds
                                            Prudential Institutional Liquidity
                                            Portfolio, Inc.
                                              Institutional Money Market
                                            Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS............................................................   2
 What are the Fund's Risk Factors and Special
  Characteristics?.........................................................   2
FUND EXPENSES..............................................................   4
FINANCIAL HIGHLIGHTS.......................................................   5
HOW THE FUND INVESTS.......................................................   8
 Investment Objective and Policies.........................................   8
 Other Investments and Policies............................................   9
 Investment Restrictions...................................................  12
HOW THE FUND IS MANAGED....................................................  12
 Manager...................................................................  12
 Investment Adviser........................................................  12
 Distributor...............................................................  13
 Portfolio Transactions....................................................  14
 Fee Waivers and Subsidy...................................................  14
 Custodian and Transfer and Dividend Disbursing Agent......................  14
 Year 2000.................................................................  15
HOW THE FUND VALUES ITS SHARES.............................................  15
HOW THE FUND CALCULATES PERFORMANCE........................................  15
TAXES, DIVIDENDS AND DISTRIBUTIONS.........................................  16
GENERAL INFORMATION........................................................  17
 Description of Common Stock...............................................  17
 Additional Information....................................................  18
SHAREHOLDER GUIDE..........................................................  18
 How to Buy Shares of the Fund.............................................  18
 Alternative Purchase Plan.................................................  20
 How to Sell Your Shares...................................................  24
 Conversion Feature--Class B Shares........................................  27
 How to Exchange Your Shares...............................................  28
 Shareholder Services......................................................  29
 The Prudential Mutual Fund Family......................................... A-1

--------------------------------------------------------------------------------
MF151A

    CUSIP Nos.:
             Class A: 653698-20-9
             Class B: 653698-30-8
             Class C: 653698-40-7
             Class Z: 653698-50-6



  NICHOLAS APPLEGATE GROWTH
  EQUITY FUND

  ------------------------------------------------------------------------------


                                  PROSPECTUS


                        MARCH 4, 1998
                        www.prudential.com
                                                        [LOGO]  PRUDENTIAL
                                                                INVESTMENTS

                         NICHOLAS-APPLEGATE FUND, INC.
                     NICHOLAS-APPLEGATE GROWTH EQUITY FUND

                      Statement of Additional Information
                              dated March 4, 1998

  Nicholas-Applegate Growth Equity Fund (the "Fund") is a series of Nicholas-Applegate Fund, Inc. (the "Company"), an open-end, diversified management investment company incorporated under the laws of Maryland. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing principally in a diversified portfolio of common stocks and securities convertible into or exercisable for common stocks, the earnings and securities prices of which its Investment Adviser expects to grow at a rate above the rate of the Standard & Poor's 500 Stock Price Index (the "S&P 500"). The Fund intends to invest primarily in companies having middle market capitalizations and above. Companies which have market capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market" Capitalization companies. No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies".

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852. The Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated March 4, 1998, a copy of which may be obtained from the Fund upon request.



                               TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                           PAGE    PROSPECTUS
                                                           ----- ---------------
General Information......................................  B-2          17
Investment Objective and Policies........................  B-2           8
Investment Restrictions..................................  B-6          12
Directors and Principal Officers.........................  B-8          12
Manager..................................................  B-11         12
Investment Adviser.......................................  B-12         12
Distributor..............................................  B-14         13
Portfolio Transactions and Brokerage.....................  B-16         14
Purchase and Redemption of Fund Shares...................  B-18         18
Shareholder Investment Account...........................  B-22         30
Net Asset Value..........................................  B-25         15
Dividends, Distributions and Taxes.......................  B-26         16
Performance Information..................................  B-29         15
Custodian, Transfer and Dividend Disbursing Agent and In-
 dependent Auditors......................................  B-30         14
Financial Statements.....................................  B-31        --
Report of Independent Auditors...........................  B-41        --
Appendix I--General Investment Information...............  I-1         --
Appendix II--Historical Performance Data.................  II-1        --
Appendix III--Information Relating to The Prudential.....  III-I       --

-------------------------------------------------------------------------------
MF151B

                              GENERAL INFORMATION

  The Company began business as a closed-end diversified management investment company in April 1987 under the name "Nicholas-Applegate Growth Equity Fund, Inc." Pursuant to its Charter, the Fund converted to an open-end investment company (commonly referred to as a "mutual fund") on June 10, 1991, at which time the name of the Company was changed to "Nicholas-Applegate Fund, Inc."

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

  The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and in securities convertible into or exercisable for common stocks (such as convertible preferred stocks, convertible debentures and warrants), the earnings and securities prices of which Nicholas-Applegate Capital Management, the Fund's investment adviser ("Nicholas-Applegate" or the "Investment Adviser"), expects to grow at a rate above that of the S&P 500. The Fund's investment objective and certain other policies described under "Investment Restrictions" are fundamental policies that may not be changed without the vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). There can be no assurance that the Fund's investment objective will be achieved. For a further description of the Fund's investment objective, see "Description of the Fund-- Investment Objective" in the Prospectus.

INVESTMENT POLICIES AND PRACTICES

  For a description of the Fund's investment policies and practices, and certain of the risks associated therewith, see "How the Fund Invests-- Investment Policies and Practices" in the Prospectus.

  CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in securities which may be exchanged for, converted into or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the Fund during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). The Fund does not contemplate investing more than 5% of its total assets in fixed income convertible securities and warrants in the coming year.

  SHORT-TERM INVESTMENTS. To the extent that the Fund is or becomes a shareholder in a money market mutual fund, the Fund will bear its ratable share of such fund's expenses, including management fees, and will remain subject to payment of the management fee to the Manager with respect to the Fund's assets so invested.

  PUT AND CALL OPTIONS. The Fund is authorized to purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to the S&P 500, subject to certain restrictions. The Fund does not presently intend to purchase options that are not traded on a national securities exchange. See "Description of the Fund--Investment Policies and Practices--Put and Call Options" in the Prospectus.

  If the Fund purchases a listed put option, it acquires the right to sell the underlying security at a specified price at any time during the term of the option. Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

  If the Fund purchases a listed call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option can be either a speculative practice to realize gains if the market price of the underlying security increases above the strike price during the term of the option and the option is sold at that time, or as a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

  The Fund may also purchase "put" and "call" options with respect to the S&P
500. Such options may be purchased as a speculative technique, as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on the S&P 500 would be subject to the

Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks. The Investment Adviser currently uses such techniques in conjunction with the management of other accounts.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase put or call options only with respect to the S&P 500, which index it believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

  SHORT SALES. The Investment Adviser's growth equity management approach is aimed principally at identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500. However, the Investment Adviser believes that its approach also identifies securities the prices of which can be expected to decline. Therefore, the Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire.

  In a short sale that is not "against the box", the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money). Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

  If the Fund makes a short sale "against the box", the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund would deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund could close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment

Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Investment Adviser has had experience in using short sales under similar circumstances for its separate accounts since 1985.

ILLIQUID SECURITIES

  The Fund may not invest more than 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Investment Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  BORROWING POLICY. Although the Fund is authorized to borrow money from time to time in amounts of up to 30% of the value of its total assets at the time of such borrowings, the Board of Directors has adopted a policy that the Fund may borrow an amount equal to no more than 30% of the value of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. See "Investment Restrictions". This Board policy is not a fundamental policy of the Fund and the Board of Directors may change its current policy in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the Fund's portfolio.

  1. The Fund may not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer. However, up to 25% of the Fund's total assets may be invested without regard to this limitation. In addition, this restriction does not apply to investments in securities of the U.S. Government and its agencies.

  2. The Fund may not purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

  3. The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry. This restriction does not apply to investments in securities of the U.S. Government or its agencies.

  4. The Fund may not purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

  5. The Fund may not write put or call options or purchase any securities on margin, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  6. The Fund may not make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 25% of the value of its total assets. Any such loans will be made only upon approval of, and subject to any conditions imposed by, the Company's Board of Directors.

  7. The Fund may borrow money on a secured or unsecured basis for any purpose (including short-term credit referred to in restriction 5 above) in amounts not exceeding 30% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, borrowings will only be made from banks and will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

  8. The Fund may not pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 7 above.

  9. The Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

  10. The Fund may not invest more than 10% of the value of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale, or more than 20% of the value of its total assets in securities of foreign issuers and American Depository Receipts.

  11. The Fund may not purchase or sell commodities or commodity contracts, including options contracts and options on futures contracts. For purposes of this investment restriction, futures contracts are deemed to be commodity contracts.

  12. The Fund may not issue any securities senior to its Common Stock, except that the Fund may borrow money as permitted by restriction 7 above.

  As a matter of policy, the Board of Directors has determined that the Fund's Investment Adviser will not be authorized to (i) make loans of its portfolio securities in excess of 10% of the value of its total assets, (ii) make short sales or maintain a short position if to do so would create liabilities or require collateral deposits and segregation of assets arising in connection with short sales aggregating more than 25% of the Fund's total assets, taken at market value, (iii) invest in listed covered call options in excess of 5% of the market value of the Fund's assets as of the date of investment, or invest in listed covered put options in excess of 5% of the market value of the Fund's assets as of the date of investment or (iv) borrow money for any purpose. These are not fundamental policies of the Fund and the Company's Board of Directors reserves the right to change any such determination in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

                       DIRECTORS AND PRINCIPAL OFFICERS

  The names and addresses of the Directors and principal officers of the Company are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

                               POSITION WITH        PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS              THE FUND             AND OTHER AFFILIATIONS
 ----------------              -------------        ----------------------
 *Arthur E. Nicholas (51)      Director,      Managing Partner and Chief
 600 West Broadway             Chairman and    Investment Officer, Nicholas-
 29th Floor                    President       Applegate Capital Management
 San Diego, California                         (since August 1984), Trustee and
                                               Chairman of the Board of
                                               Trustees, Nicholas-Applegate
                                               Investment Trust (since 1993);
                                               Chairman of Nicholas-Applegate
                                               Securities.
 Fred C. Applegate (52)        Director       President, Hightower Management
 885 La Jolla Corona Court                     Co. (from January 1992 to
 La Jolla, California                          present); President, Nicholas-
                                               Applegate Capital Management
                                               (August 1984-December 1991),
                                               Trustee and Chairman of the
                                               Board of Trustees, Nicholas-
                                               Applegate Mutual Funds (since
                                               1993).
 Dann V. Angeloff (62)         Director       President, The Angeloff Company
 727 West Seventh Street                       (corporate financial advisers)
 Los Angeles, California                       (since 1976); Trustee (1979-
                                               1987) and University Counselor
                                               to the President (since 1987),
                                               University of Southern
                                               California; Director, Public
                                               Storage, Inc. (since 1980) (real
                                               estate investment trust);
                                               Trustee, Nicholas-Applegate
                                               Investment Trust (since 1993).
 Theodore J. Coburn (44)       Director       Partner, Brown, Coburn & Co.
 17 Cotswold Road                              (investment banking firm) (since
 Brookline, Massachusetts                      1991); research associate at
                                               Harvard Graduate School of
                                               Education (since September
                                               1996); formerly Managing
                                               Director of Global Equity
                                               Transactions Group and Member of
                                               Board of Directors, Prudential
                                               Securities (September 1986-June
                                               1991); Trustee, Nicholas-
                                               Applegate Investment Trust
                                               (since 1993). Director, Emerging
                                               Germany Fund (since 1995);
                                               Moovies, Inc. (since 1991).
 *Robert F. Gunia (51)         Director and   Vice President, Prudential
 Gateway Center Three          Vice President  Investments (since September
 100 Mulberry Street                           1997); Executive Vice President
 Newark, New Jersey 07102-4077                 and Treasurer, Prudential
                                               Investment Fund Management LLC
                                               (PIFM); Senior Vice President
                                               (since March 1987) of Prudential
                                               Securities Incorporated
                                               (Prudential Securities);
                                               formerly Chief Administrative
                                               Officer (July 1990-September
                                               1996), Director (January 1989-
                                               September 1996), Executive Vice
                                               President, Treasurer and Chief
                                               Financial Officer (June 1987-
                                               September 1996) of Prudential
                                               Mutual Fund Management, Inc.;
                                               Vice President and Director of
                                               The Asia Pacific Fund, Inc.
                                               (since May 1989); Director of
                                               The High Yield Income Fund, Inc.
                                               (since October 1996).
 *+Arthur B. Laffer (57)       Director       Chairman, Laffer Associates
 5405 Morehouse Drive                          (formerly A.B. Laffer, V.A.
 #340                                          Canto & Associates) (economic
 San Diego, California                         consulting) (since 1979);
                                               Chairman, Laffer Advisors
                                               Incorporated (economic
                                               consulting) (since 1981);
                                               Director U.S. Filter Corporation
                                               (since March 1991); Coinmach
                                               Laundry Corporation (since
                                               September 1996); and MasTec,
                                               Inc. (construction) (since
                                               1994); Chairman, Calport Asset
                                               Management,

                               POSITION WITH          PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS              THE FUND              AND OTHER AFFILIATIONS
 ----------------              -------------         ----------------------
                                                    Inc. (since 1992);
                                                    formerly Distinguished
                                                    University Professor and
                                                    Director, Pepperdine
                                                    University (September
                                                    1985-May 1988) and
                                                    Professor of Business
                                                    Economics, University of
                                                    Southern California
                                                    (1978-1984); Trustee,
                                                    Nicholas-Applegate Mutual
                                                    Funds (since 1993).
 Charles E. Young (66)         Director            Chancellor Emeritus (July
 10920 Wilshire Blvd.                               1987-present);
 Ste. 1835                                          Chancellor, UCLA (from
 Los Angeles, California 90024                      September 1968 to July
                                                    1997); Director of Intel
                                                    Corp. (since April 1974),
                                                    Academy of Television
                                                    Arts and Sciences
                                                    Foundation, (since
                                                    October 1988), Los
                                                    Angeles World Affairs
                                                    Council (since October
                                                    1977) and Town Hall of
                                                    California (since 1982);
                                                    Trustee, Nicholas-
                                                    Applegate Mutual Funds
                                                    (since 1993).
 Grace Torres (38)             Treasurer and       First Vice President
 Gateway Center Three          Chief Accounting     (since December 1996),
 100 Mulberry Street           Officer              PIFM; formerly First Vice
 Newark, New Jersey 07102-4077                      President of Prudential
                                                    Securities (March 1994-
                                                    September 1996); Vice
                                                    President, Bankers Trust
                                                    Corporation (July 1989-
                                                    March 1994).
 Stephen M. Ungerman (44)      Assistant Treasurer Tax Director of Prudential
 Gateway Center Three                               Investments and the
 100 Mulberry Street                                Private Asset Group of
 Newark, New Jersey 07102-4077                      Prudential (since March
                                                    1996); First Vice
                                                    President of Prudential
                                                    Mutual Fund Management,
                                                    Inc. (February 1993-
                                                    September 1996); prior
                                                    thereto, Senior Tax
                                                    Manager of Price
                                                    Waterhouse (1981-January
                                                    1993).
 S. Jane Rose (52)             Secretary           Senior Vice President
 Gateway Center Three                               (since December 1996) of
 100 Mulberry Street                                PIFM; Senior Vice
 Newark, New Jersey 07102-4077                      President (January 1991-
                                                    September 1996) and
                                                    Senior Counsel (June
                                                    1987-September 1996) of
                                                    Prudential Mutual Fund
                                                    Management, Inc.; Senior
                                                    Vice President and Senior
                                                    Counsel (since July 1992)
                                                    of Prudential Securities;
                                                    formerly Vice President
                                                    and Associate General
                                                    Counsel of Prudential
                                                    Securities.
 Robert E. Carlson (67)        Assistant Secretary Partner, Paul, Hastings,
 555 South Flower Street                            Janofsky & Walker LLP
 22nd Floor                                         (law firm) since August
 Los Angeles, California                            1988; formerly Partner
                                                    (through his Professional
                                                    Corporation), Hufstedler,
                                                    Miller, Carlson &
                                                    Beardsley (law firm)
                                                    (1967-1988).
 Deborah A. Docs (40)          Assistant Secretary Vice President and
 Gateway Center Three                               Associate General Counsel
 100 Mulberry Street                                (since December 1996) of
 Newark, New Jersey 07102-4077                      PIFM; Vice President and
                                                    Associate General Counsel
                                                    (June 1991-September
                                                    1996) of Prudential
                                                    Mutual Fund Management,
                                                    Inc.; Vice President and
                                                    Associate General Counsel
                                                    of Prudential Securities.

----------
* An "interested" Director of the Company as defined in the Investment Company Act.
+ Mr. Laffer is considered to be an "interested person" of the Trust because
  Laffer Associates (formerly A.B. Laffer, V.A. Canto & Associates), or its affiliates received material compensation from the Investment Adviser for consulting services provided from time to time to the Investment Adviser, and because during the last two fiscal years his son was an employee of the Investment Adviser.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities Incorporated.

  The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor", review such actions and decide on general policy.

  The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $10,000 and $1,000 per Board meeting attended, in addition to certain out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $1,500 and each member of the Audit Committee receives an additional $1,000 per meeting attended.

  Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees, which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.

  Pursuant to the terms of the Management Agreement with the Trust, the Manager or Subadviser, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1997 to the Directors who are not affiliated with the Manager or Subadviser and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1997.

                              COMPENSATION TABLE

                                                                       TOTAL
                                     PENSION OR                     COMPENSATION
                                     RETIREMENT                      FROM FUND
                      AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL   AND FUND
                     COMPENSATION AS PART OF FUND   BENEFITS UPON   COMPLEX PAID
 NAME AND POSITION    FROM FUND       EXPENSES        RETIREMENT    TO DIRECTORS
 -----------------   ------------ ---------------- ---------------- ------------
Fred C. Applegate,     $11,500          None             N/A          $11,500(1)*
Director
Dann V. Angeloff,      $17,000          None             N/A          $17,000(1)*
Director
Theodore J. Coburn,    $13,500          None             N/A          $13,500(1)*
Director
Arthur B. Laffer,      $14,000          None             N/A          $14,000(1)*
Director
Charles E. Young,      $12,500          None             N/A          $12,500(1)*
Director

----------
* Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.
  As of February 6, 1998 the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of February 6, 1998, the only beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock of the Fund were Mr. Robert Daniels and Ms. Dorothy M. Poore JT TEN, 6055 E. Lake Meade Blvd., #202A, Las Vegas, NV which held 3,303 Class Z shares of the Fund (6%) and Peggy J. Steffen and Bridget A. Roznai JT TEN, 748 Nectarine Ct., Henderson, NV which held 2,952 Class Z shares of the Fund (5%).

  As of February 6, 1998, Prudential Securities was the record holder for other beneficial owners of 4,219,913 Class A shares (or 47% of the outstanding Class A shares), 13,648,995 Class B shares (or 66% of the outstanding Class B shares), 362,821 Class C shares (or 71% of the outstanding Class C shares) and 58,145 Class Z shares (or 100% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders Prudential Securities will forward or cause the forwarding of, proxy materials to the beneficial owners for which it is record holder.

                                    MANAGER

  The Manager of the Fund is Prudential Investments Fund Management LLC ("PIFM" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $63 billion. According to the Investment Company Institute, as of October 31, 1997 the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

  Pursuant to the Management Agreement with the Company (the "Management Agreement"), and subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of the Fund, PIFM is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of portfolio securities. In this regard, PIFM provides supervision of the Fund's investments, furnishes a continuous investment program for the Fund's portfolio and places purchase and sale orders for portfolio securities of the Fund and other investments. The Investment Adviser provides the foregoing services to PIFM pursuant to the terms of the Subadvisory Agreement among PIFM, the Investment Adviser and the Company (the "Subadvisory Agreement"). Under the Management Agreement, PIFM administers the Fund's corporate affairs, subject to the supervision of the Company's Board of Directors and, in connection therewith, furnishes the Fund with office facilities and ordinary clerical and bookkeeping services which are not furnished by the Fund's transfer and dividend disbursing agent and custodian. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate equal to .95 of 1% of the average daily net assets of the Fund. PIFM pays the fees of the Investment Adviser (.75 of 1%) from this management fee.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses: (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Investment Adviser; (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and (c) the costs and expenses payable to the Investment Adviser pursuant to its Subadvisory Agreement.

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets, (b) the fees and expenses of Directors who are not affiliated with PIFM or the Investment Adviser, (c) out-of-pocket travel expenses for all Directors and other expenses of Directors' meetings, (d) the fees and certain expenses of the Fund's custodian, (e) the fees and expenses of the Fund's transfer and dividend disbursing agent that relate to the maintenance of each shareholder account, (f) the charges and expenses of the Fund's legal counsel and independent accountants, (g) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (h) all taxes and corporate fees payable by the Fund to federal, state and other governmental agencies, (i) the fees of any trade association of which the Fund may be a member, (j) the cost of stock certificates representing, and non-negotiable share deposit receipts evidencing, shares of the Fund, (k) the cost of fidelity and liability insurance, (l) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission including the preparation and printing of the Fund's registration statement, prospectus and statement of additional information for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (m) allocable communication expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, (n) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (o) expenses assumed by the Fund pursuant to the Plans of Distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either PIFM or the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Company, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 16, 1997 and by the shareholders of the Fund on April 22, 1991 effective as of June 10, 1991.

  For the fiscal years ended December 31, 1997, 1996, and December 31, 1995, PIFM received net management and administrative fees of $892,503, $892,788 and $754,705.

  Prudential Investments Fund Management LLC, the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated (PSI) and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

                              INVESTMENT ADVISER

  The Fund's Investment Adviser is Nicholas-Applegate Capital Management, a California limited partnership, with offices at 600 West Broadway, San Diego, California 92101. The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership of which the general partner is Nicholas-Applegate Capital Management Holdings, Inc. (a California corporation owned by Mr. Nicholas).

  The Investment Adviser currently has twenty-one partners (including Mr. Nicholas) who manage a staff of approximately 475 employees including 46 portfolio managers.

  The Investment Adviser acted as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Fund (the "Original Advisory Agreement") from the commencement of the Fund's operations (as a closed-end investment company) in April 1987 until its conversion to an open-end company in June 1991. The Original Advisory Agreement was initially approved by Arthur
E. Nicholas and Fred C. Applegate as the Fund's original shareholders and was approved by the Fund's public shareholders at the annual meetings of shareholders held in May 1988, May 1989 and April 1990. The Original Advisory Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Investment Adviser or the Fund, as defined in the Investment Company Act, in February 1991.

  Pursuant to the conversion of the Fund to an open-end mutual fund, the Original Advisory Agreement was terminated and the Management Agreement and the Subadvisory Agreement were entered into effective June 10, 1991. The Subadvisory Agreement was approved by the shareholders of the Fund on April 22, 1991, effective as of June 10, 1991. The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Board of Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 16, 1997. Under the Subadvisory Agreement, the Manager retains the Investment Adviser to manage the Fund's investment portfolio, subject to the direction of the Company's Board of Directors and the Manager. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Fund and in what amounts. In addition to providing management and investment advisory services, the Investment Adviser compensates all Directors and officers of the Fund who are "interested persons" of the Investment Adviser, as such term is defined in the Investment Company Act.

  The Subadvisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which the Subadvisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations or a breach of its fiduciary duty under the Subadvisory Agreement. The Fund has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Subadvisory Agreement or otherwise as an investment adviser of the Fund. The Investment Adviser is not entitled to indemnification with respect to any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations or of a breach of its fiduciary duty under the Subadvisory Agreement.

  The Subadvisory Agreement further provides that the Fund may use "Nicholas-Applegate" as part of its name so long as the Subadvisory Agreement is in effect. Because the name "Nicholas-Applegate" is a property right of the Investment Adviser, the Investment Adviser, as well as Mr. Nicholas and Mr. Applegate, may, upon the termination of the Subadvisory Agreement, require the Fund to refrain from using the name "Nicholas-Applegate" in any form.

  The Manager pays to the Investment Adviser, as compensation for the services provided by the Investment Adviser under the Subadvisory Agreement, a fee at an annual rate equal to .75 of 1% of the average daily net assets of the Fund.

  Under the Original Advisory Agreement, the Investment Adviser's fee for its services as investment adviser to the Fund was a fee comprised of a basic fee (the "Basic Fee") and an adjustment to the Basic Fee based on the investment performance per share of the Fund in relation to the investment record of the S&P 500 for certain performance periods. The Basic Fee was a monthly fee equal to 1/12 of .75% (.75% on an annualized basis) of the average of the daily net assets of the Fund at the end of each month included in the applicable performance period. The Basic Fee for each such month was subject to increase or decrease depending on the extent, if any, by which the investment performance per share of the Fund exceeded or was exceeded by the percentage change in the investment record of the S&P 500 for such performance period. The Basic Fee was increased by 1/12 of .25% (to a total of 1/12 of 1.00%) if the investment performance per share of the Fund exceeded the percentage change in the S&P 500 for such performance period by nine or more percentage points, and was decreased by 1/12 of .25% (to a total of 1/12 of .50%) if the investment performance per share of the Fund was exceeded by the percentage change in the S&P 500 for such performance period by nine or more percentage points. If the investment performance per share of the Fund did not exceed, or was not exceeded by, the percentage change in the S&P 500 for a performance period by nine or more percentage points, the maximum percentage increase or decrease in the Basic Fee ( 1/12 of either +.25% or -.25%, respectively) was prorated for such performance period in the same proportion as the excess of the investment performance per share of the Fund over the percentage change in the investment record of the S&P 500, or as the excess of the percentage change in the investment record of the S&P 500 over the investment performance per share of the Fund, as the case may be, for such performance period bore to nine percentage points.

  During the years ended December 31, 1995, 1996 and 1997 the Fund and the Manager paid the Investment Adviser aggregate advisory fees of $2,839,126, $3,358,584 and $3,357,513, respectively, pursuant to the terms of the Subadvisory Agreement.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the

Investment Company Act), PIFM or the Investment Adviser upon not more than 60 days' nor less than 30 days' written notice, without payment of any penalty. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  The Investment Adviser and its affiliated companies have adopted a personal investment policy consistent with Investment Company Institute guidelines. This policy includes, among other things, a ban on acquisitions of securities in an initial public offering; restrictions on acquisitions of securities in private placements; investment pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with a code of ethics; disclosure of personal holdings by certain personnel; blackout periods on personal investing for certain personnel; prohibition of short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.
                                  DISTRIBUTOR

  Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292 (Prudential Securities or the Distributor), acts as the distributor of the shares of the Fund.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus. The Class A and Class B Distribution Plans were adopted by the Board of Directors, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to either Plan (the "Rule 12b-1 Directors"), on February 1, 1991, effective as of June 10, 1991. The holders of a majority of the Fund's outstanding Class A shares approved the Class A Plan on April 22, 1991. PMF, the sole shareholder of the Fund's Class B shares, approved the Class B Plan on June 10, 1991. The Class B Plan was approved by Class B shareholders of the Fund on May 18, 1992. On May 17, 1993, the Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) may be used as reimbursement for distribution-related expenses with respect to the Class B shares (asset-based sales charge). On May 17, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 16, 1997. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

  CLASS A PLAN. For the year ended December 31, 1997, the Distributor received payments of $251,879, under the Class A Plan. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. In addition, for the year ended December 31, 1997, PSI received approximately $139,800 in initial sales charges.

  CLASS B PLAN. For the year ended December 31, 1997, the Distributor received $3,005,201 from the Fund under the Class B Plan and spent approximately $1,305,300 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 1.2% ($15,100) was spent on printing and mailing of prospectuses and sales material to other than current shareholders; 29.3% ($382,300) was spent on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution related expenses, incurred by it for distribution of Class B shares; and 69.5% ($907,900) was spent on the aggregate of (i) commission credits to Prudential Securities branch offices for payments of commissions and account servicing fees to financial adviser [44.1% ($576,100)] and (ii) an allocation on account of overhead and other branch office distribution-related expenses [25.4% ($331,800)]. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1997 the Distributor received approximately $538,800 in contingent deferred sales charges attributable to Class B shares.

  CLASS C PLAN. Prudential Securities receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  For the year ended December 31, 1997, the Distributor received $67,962 from the Fund under the Class C Plan and spent approximately $63,200 in distributing the Fund's Class C Shares. It is estimated that of the latter amount, approximately 0.9% ($500) was spent on printing and mailing of prospectuses to other than current shareholders; 6.1% ($3,900) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 93.0% ($58,800) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (83.7% or $52,900) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (9.3% or $5,900). The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1997, the Distributor received approximately $4,800 in contingent deferred sales charges attributable to Class C shares.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Class A, Class B and Class C Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Directors who are not interested persons of the Company will be committed to the Directors who are not interested persons of the Company.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1993, as amended. The Restated Distribution Agreement was last approved by the Directors, including a majority of the Rule 12b-1 Directors, on May 16, 1997.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD Inc., the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Company's Board of Directors and the oversight and review of the Manager, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Company.

  The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Subadvisory Agreement and the expenses of the Investment Adviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Investment Adviser in connection with the Fund. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund. The Investment Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. During the fiscal year ended December 31, 1997, substantially all of the Fund's brokerage commissions were paid to firms which provided research services to the Fund's Investment Adviser.

  Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Investment Adviser, available investments are allocated in the discretion of the Investment Adviser by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market marker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

  Subject to the above considerations, Prudential Securities may act as a broker or dealer for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. In accordance with
Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

  The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three-year period ended December 31, 1997.

                                            FISCAL YEAR ENDED DECEMBER 31,
                                          --------------------------------------
                                              1997         1996      1995
                                          -------------  --------  --------
Total brokerage commissions paid by the
 Fund...................................  $3,677,411.02  $914,031  $884,934
Total brokerage commissions paid to Pru-
 dential Securities.....................  $           0  $      0  $      0
Percentage of total brokerage commis-
 sions paid to Prudential Securities....              0%        0%        0%

  Of the total brokerage commissions paid during the year ended December 31, 1997 $1,044,840 or (28.4%) were paid to firms which provided research, statistical or other services to the Manager. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                    PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of the purchase (Class A shares) or on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

  Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5.00% and Class B, Class C* and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 1997, the maximum offering price of the Fund's shares is as follows:

       CLASS A
       Net asset value.................................................. $14.47
       Maximum sales charge (5.00% of offering price)...................    .76
                                                                         ------
       Offering price to public......................................... $15.23
                                                                         ======
       CLASS B
       Net asset value, offering price and redemption price per Class B share*.......................................................... $13.26
                                                                         ======
       CLASS C
       Net asset value, offering price and redemption price per Class C share*.......................................................... $13.26
                                                                         ======
       CLASS Z
       Net asset value, offering price and redemption price per Class Z share........................................................... $14.53
                                                                         ======

           ----------
           *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  (a) an individual;

  (b) the individual's spouse, their children and their parents;

  (c) the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefit plans of a company controlled by an individual.

  Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  In addition, an eligible group of related Fund Investors may include (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or
(ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

  THE DISTRIBUTOR MUST BE NOTIFIED AT THE TIME OF PURCHASE THAT THE INVESTOR IS ENTITLED TO A REDUCED SALES CHARGE. THE REDUCED SALES CHARGES WILL BE GRANTED SUBJECT TO CONFIRMATION OF THE INVESTOR'S HOLDINGS. THE COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE DOES NOT APPLY TO INDIVIDUAL PARTICIPANTS IN ANY RETIREMENT OR GROUP PLANS.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must he held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction; however, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent except in the case of retirement and group plans may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or Participants in the retirement group or plan. Letters of Intent are not available to individual participants in retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES.

  The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                          REQUIRED DOCUMENTATION
Death                                       A copy of the shareholder's death
                                            certificate or, in the case of a trust, a
                                            copy of the grantor's death certificate,
                                            plus a copy of the trust agreement
                                            identifying the grantor.

CATEGORY OF WAIVER                           REQUIRED DOCUMENTATION
Disability - An individual will be
considered disabled if he or she is unable   A copy of the Social Security
to engage in any substantial gainful         Administration award letter or a letter
activity by reason of any medically          from a physician on the physician's
determinable physical or mental impairment   letterhead stating that the shareholder
which can be expected to result in death or  (or, in the case of a trust, the grantor)
to be of long-continued and indefinite       is permanently disabled. The letter must
duration.                                    also indicate the date of disability.
Distribution from an IRA or 403(b)           A Copy of the distribution form from the
Custodial Account                            custodial firm indicating (i) the date of
                                             birth of the shareholder and (ii) that
                                             the shareholder is over age 59 1/2 and is
                                             taking a normal distribution--signed by
                                             the shareholder.
Distribution from Retirement Plan            A letter signed by the plan
                                             administrator/trustee indicating the
                                             reason for the distribution.
Excess Contributions                         A letter from the shareholder (for an
                                             IRA) or the plan administrator/trustee on
                                             company letterhead indicating the amount
                                             of the excess and whether or not taxes
                                             have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
                                         --------------------------------------
      YEAR SINCE PURCHASE
         PAYMENT MADE                    $500,001 TO $1 MILLION OVER $1 MILLION
      -------------------                ---------------------- ---------------
         First..........................          3.0%                2.0%
         Second.........................          2.0%                1.0%
         Third..........................          1.0%                  0%
         Fourth and thereafter..........            0%                  0%

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV (without a sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of the proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the Exchange Privilege may be applicable to new mutual funds (including new series of the Company) the shares of which may be distributed by the Distributor.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series) (Class A shares); Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series); Prudential MoneyMart Assets (Class A shares); and Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. A investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

PERIOD OF
MONTHLY INVESTMENTS:                         $100,000 $150,000 $200,000 $250,000
--------------------                         -------- -------- -------- --------
25 years....................................  $  110   $  165   $  220   $  275
20 years....................................     176      264      352      440
15 years....................................     296      444      592      740
10 years....................................     555      833    1,110    1,388
5 years.....................................   1,371    2,057    2,742    3,428

See "Automatic Savings Accumulation Plan."

----------
/1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Information about the costs of private colleges is from the Digest of Education Statistics, 1992; The National Center for Educational Statistics; and the U.S. Department of Education. Average costs for private institutions include tuition, fees and room and board for the 1993-1994 academic year.

/2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN ("ASAP")

  Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of such plan.

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

             CONTRIBUTIONS                   PERSONAL
              MADE OVER:                     SAVINGS                                    IRA
             -------------                   --------                                   ---
               10 years                      $ 26,165                                 $ 31,291
               15 years                        44,675                                   58,649
               20 years                        68,109                                   98,846
               25 years                        97,780                                  157,909
               30 years                       135,346                                  244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market maker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  DIVIDEND AND DISTRIBUTION POLICY. The Fund's present policy, which may be changed by the Company's Board of Directors, is to make distributions of any net investment income and capital gains, if any, to shareholders annually.

  REGULATED INVESTMENT COMPANY. The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

  Dividends paid by the Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Fund is derived from dividends on common or preferred stock. Dividend income earned by the Fund will be eligible for the dividends received deduction only if the Fund has satisfied a 46-day holding period requirement with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Fund for not less than 46 days (91 days in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Internal Revenue Code. Net capital gain distributions are not eligible for the dividends received deduction.

  Under the Internal Revenue Code, any distributions designated as being made from the Fund's net capital gains are taxable to its shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 28% for individual and corporate shareholders. Dividends and distributions are taxable as described whether received in cash or reinvested in additional shares of the Fund.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  OTHER TAX INFORMATION. The Company may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Company may from time to time advertise the Fund's average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z Shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                                 P(1+T) to the power of n = ERV

Where:P= a hypothetical initial payment of $1000.
   T= average annual total return.
   n= number of years.
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the period (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total return for Class A shares for the one year, five year and, ten year periods ended on December 31, 1997 was 11.46%, 13.13% and 16.13%, respectively. The average annual total return for Class B shares for the one year, five year and since inception periods ended December 31, 1997 was 11.48%, 13.27% and 15.43%, respectively. The average annual total return for Class C shares for the one year and since inception periods ended December 31, 1997 was 15.48% and 17.64%, respectively. The average annual total return for Class Z shares for the since inception (March 18, 1997) period ended December 31, 1997 was 21.28%.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:


                             ERV - P
                       T  =  -------
                                P

Where:P= a hypothetical initial payment of $1000.
   T = aggregate total return.
   ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total return for Class A shares for the one year, five year and, ten year periods ended on December 31, 1997 was 17.33%, 95.03% and 369.63%, respectively. The aggregate total return for Class B shares for the one year, five year and since inception periods ended on December 31, 1997 was 16.48%, 87.45% and 156.29%, respectively. The aggregate total return for Class C shares for the one year and since inception periods ended December 31, 1997 was 16.48% and 74.20%, respectively. The aggregate total return for Class Z shares for the since inception (March 18, 1997) period ended December 31, 1997 was 21.28%.

  The Fund's 30-day yields for the period ended December 31, 1997 were (.74)%, (1.58)%, (1.57)% and (0.58)% for Class A, Class B, Class C and Class Z shares, respectively.

  From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/



                   A Look at Performance Over the Long-Term
                            Average Annual Returns
                                1/1/26-12/31/97

     Common Stocks           Long-Term Gov't. Bonds          Inflation
        11.0%                       5.2%                       3.1%


/1/Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

   CUSTODIAN, TRANSFER AND DIVIDENDDISBURSING AGENT AND INDEPENDENT AUDITORS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

  Prudential Mutual Fund Services LLC ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the year ended December 31, 1997, the Fund incurred fees of approximately $624,000 for the services of PMFS.

  Ernst & Young LLP serves as the Company's auditors and in that capacity audits the Company's annual financial statements with respect to the Fund.

 NICHOLAS-APPLEGATE FUND, INC.                 Portfolio of Investments
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND                December 31, 1997

                                               Value
 Shares               Description             (Note 1)

              COMMON STOCKS--98.8%
              CAPITAL GOODS--25.9%
              Construction--1.5%
   101,400    Centex Corp................  $  6,381,863
                                           ------------
              Drugs & Healthcare--1.6%
   145,000    Sybron International
                Corp.*...................     6,805,937
                                           ------------
              Retail/Wholesale Specialty
                Chain--18.5%
   330,200    Borders Group, Inc.*.......    10,339,388
    95,675    Consolidated Stores
                Corp.*...................     4,203,720
   211,000    Costco Companies, Inc.*....     9,415,875
   204,950    Dollar Tree Stores Inc.*...     8,479,806
   191,500    General Nutrition Cos.*....     6,511,000
   121,200    Kohl's Corp.*..............     8,256,750
   258,600    Meyer, (Fred), Inc.*.......     9,406,575
   157,400    NBTY, Inc.*................     5,253,225
   173,200    TJX Companies, Inc.........     5,953,750
   292,200    U.S. Office Products
                Co.*.....................     5,734,425
    97,800    Whole Foods Market,
                Inc.*....................     5,000,025
                                           ------------
                                             78,554,539
                                           ------------
              Telecommunication--4.3%
   245,100    LCI International, Inc.*...     7,536,825
    97,700    Pacific Gateway Exchange,
                Inc.*....................     5,257,481
   103,100    Teleport Communications
                Group Inc.*..............     5,657,613
                                           ------------
                                             18,451,919
                                           ------------
              CONSUMER NON-DURABLES--21.1%
              Airlines--1.1%
   183,000    Southwest Airlines Co......     4,506,375
                                           ------------
              Business Services--1.4%
   150,000    Robert Half International
                Inc.*....................     6,000,000
                                           ------------
              Drugs & Healthcare--12.0%
   110,300    Centocor, Inc.*............     3,667,475
   161,900    Concentra Managed Care,
                Inc.*....................     5,464,125
   200,000    Elan Corp. PLC (ADR)*......  $ 10,237,500
   450,000    Health Management Assoc.,
                Inc.*....................    11,362,500
   191,500    HEALTHSOUTH Corp.*.........     5,323,030
    58,150    McKesson Corporation.......     6,291,103
   150,000    Millenium Pharmaceuticals,
                Inc.*....................     2,850,000
   186,400    Watson Pharmaceuticals,
                Inc.*....................     6,046,350
                                           ------------
                                             51,242,083
                                           ------------
              Hotels & Restaurants--4.0%
   190,000    CKE Restaurants, Inc.......     8,003,750
   463,100    Host Marriott Corp.*.......     9,088,337
                                           ------------
                                             17,092,087
                                           ------------
              Leisure And Recreation--2.6%
   200,000    Carnival Corp..............    11,075,000
                                           ------------
              ENERGY--8.8%
              Electrical Utilities--1.4%
   126,000    AES Corp.*.................     5,874,750
                                           ------------
              Oil & Gas-Production/Pipeline--4.4%
   147,500    Devon Energy Corp..........     5,678,750
   206,900    Precision Drilling
                Corp.*...................     5,043,187
   450,000    Santa Fe Energy Resources,
                Inc.*....................     5,062,500
    98,100    Valero Energy Corp.........     3,084,019
                                           ------------
                                             18,868,456
                                           ------------
              Oil Services--3.0%
    46,200    Camco International,
                Inc......................     2,942,363
   297,800    Global Industries, Ltd.*...     5,062,600
    73,200    Smith International,
                Inc.*....................     4,492,650
                                           ------------
                                             12,497,613
                                           ------------
              ENVIRONMENTAL--2.2%
              Pollution Control Equipment &
                Service--2.2%
   407,500    Allied Waste Industries,
                Inc.*....................     9,499,844
                                           ------------

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.                 Portfolio of Investments
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND                December 31, 1997

                                               Value
 Shares               Description             (Note 1)

              FINANCIAL SERVICES--6.2%
              Financial/Business Services--4.7%
   213,000    CIT Group*.................  $  6,869,250
    85,000    FINOVA Group, Inc..........     4,223,438
   135,200    MGIC Investment Corp.......     8,990,800
                                           ------------
                                             20,083,488
                                           ------------
              Insurance--1.5%
   160,000    Provident Cos., Inc........     6,180,000
                                           ------------
              GENERAL BUSINESS--11.9%
              Advertising--1.8%
   200,000    Outdoor Systems, Inc.*.....     7,675,000
                                           ------------
              Apparel & Textiles--0.5%
    49,700    Jones Apparel Group,
                Inc.*....................     2,137,100
                                           ------------
              Beverages--1.7%
   130,000    Canandaigua Brands,
                Inc.*....................     7,198,750
                                           ------------
              Media--5.3%
   142,600    Chancellor Media Corp.*....    10,641,525
   149,400    Clear Channel
                Communications, Inc.*....    11,867,962
                                           ------------
                                             22,509,487
                                           ------------
              Office Furnishings--0.8%
   110,000    Knoll, Inc.*...............     3,533,750
                                           ------------
              Printing & Publishing--1.8%
   210,000    Valassis Communications,
                Inc.*....................     7,770,000
                                           ------------
              TECHNOLOGY--22.7%
              Computer-Networks--1.5%
   180,000    Network Appliance, Inc.*...     6,390,000
                                           ------------
              Computers-Services--2.0%
   208,300    Saville Systems Ireland PLC
                (ADR)*...................     8,644,450
                                           ------------
              Computer Software--11.3%
   230,200    Bay Networks, Inc.*........     5,884,487
    88,100    BMC Software Inc.*.........     5,781,563
   302,000    Compuware Corp.*...........     9,664,000
   267,800    Industri-Matematik Int'l.
                Corp.*...................     7,900,100
   125,800    Peoplesoft Inc.*...........     4,906,200
   252,800    Platinum Technology,
                Inc.*....................  $  7,141,600
   128,900    VERITAS Software Corp.*....     6,573,900
                                           ------------
                                             47,851,850
                                           ------------
              Electronic Components--4.3%
   141,000    Level One Communications,
                Inc.*....................     3,983,250
   108,500    Sanmina Corp.*.............     7,350,875
   168,000    Uniphase Corp.*............     6,951,000
                                           ------------
                                             18,285,125
                                           ------------
              Telecommunications Equipment--3.6%
   142,500    Advanced Fibre
                Communications*..........     4,150,313
   116,900    CIENA Corp.*...............     7,145,512
   204,600    PairGain Technologies,
                Inc.*....................     3,964,125
                                           ------------
                                             15,259,950
                                           ------------
              Total common stocks
                (cost $345,948,203)......   420,369,416
                                           ------------

Principal
  Amount
  (000)
----------
              SHORT-TERM INVESTMENTS--4.2%
              Commercial Paper--4.2%
$   17,725    American Express Co.
                6.65%, 1/2/98............    17,721,726
                                           ------------
              Other
        11    Seven Seas Money Market
                Fund.....................        11,173
                                           ------------
              Total short-term
                investments
                (cost $17,732,899).......    17,732,899
                                           ------------
              Total Investments--103.0%
                (cost $363,681,102; Note
                4).......................   438,102,315
                                           ------------
              Liabilities in excess of
                other assets--(3.0)%.....   (12,554,981)
                                           ------------
              Net Assets--100%...........  $425,547,334
                                           ------------
                                           ------------
---------------
* Non-income producing.
ADR--American Depository Receipt.

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Assets and Liabilities

Assets                                                                                   December 31, 1997
                                                                                         -----------------
Investments, at value (cost $363,681,102).............................................     $ 438,102,315
Cash..................................................................................            25,341
Receivable for investments sold.......................................................         1,226,691
Receivable for Fund shares sold.......................................................           235,560
Dividends and interest receivable.....................................................            43,089
Other assets..........................................................................             8,414
                                                                                         -----------------
    Total assets......................................................................       439,641,410
                                                                                         -----------------
Liabilities
Payable for investments purchased.....................................................        11,420,023
Payable for Fund shares reacquired....................................................         1,852,808
Management fee payable................................................................           330,884
Distribution fee payable..............................................................           259,354
Accrued expenses......................................................................           223,335
Directors' fees payable...............................................................             7,672
                                                                                         -----------------
    Total liabilities.................................................................        14,094,076
                                                                                         -----------------
Net Assets............................................................................     $ 425,547,334
                                                                                         -----------------
                                                                                         -----------------
Net assets were comprised of:
  Common stock, at par................................................................     $     312,478
  Paid-in capital in excess of par....................................................       327,085,175
                                                                                         -----------------
                                                                                             327,397,653
  Accumulated net realized gain on investments........................................        23,728,468
  Net unrealized appreciation on investments..........................................        74,421,213
                                                                                         -----------------
Net assets, December 31, 1997.........................................................     $ 425,547,334
                                                                                         -----------------
                                                                                         -----------------
Class A:
  Net asset value and redemption price per share
    ($133,973,481 / 9,256,311 shares of common stock issued and outstanding)..........            $14.47
  Maximum sales charge (5% of offering price).........................................               .76
                                                                                         -----------------
  Maximum offering price to public....................................................            $15.23
                                                                                         -----------------
                                                                                         -----------------
Class B:
  Net asset value, offering price and redemption price per share
    ($284,190,969 / 21,438,752 shares of common stock issued and outstanding).........            $13.26
                                                                                         -----------------
                                                                                         -----------------
Class C:
  Net asset value, offering price and redemption price per share
    ($6,749,676 / 509,191 shares of common stock issued and outstanding)..............            $13.26
                                                                                         -----------------
                                                                                         -----------------
Class Z:
  Net asset value, offering price and redemption price per share
    ($633,208 / 43,584 shares of common stock issued and outstanding).................            $14.53
                                                                                         -----------------
                                                                                         -----------------

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Operations

                                        Year Ended
                                       December 31,
Net Investment Loss                        1997
                                       -------------
Income
  Dividends (net of foreign
    withholding taxes
    of $12,889)......................  $  1,300,064
  Interest...........................     1,148,848
                                       -------------
    Total income.....................     2,448,912
                                       -------------
Expenses
  Management fees....................     4,250,016
  Distribution fee--Class A..........       251,879
  Distribution fee--Class B..........     3,005,201
  Distribution fee--Class C..........        67,962
  Transfer agent's fees and
  expenses...........................       643,000
  Custodian's fees and expenses......       110,000
  Reports to shareholders............       100,000
  Directors' fees....................        77,000
  Registration fees..................        50,000
  Audit fees and expense.............        33,000
  Insurance expense..................        28,000
  Legal fees and expenses............        25,000
  Miscellaneous......................         2,284
                                       -------------
    Total expenses...................     8,643,342
                                       -------------
Net investment loss..................    (6,194,430)
                                       -------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investment
  transactions.......................    94,942,716
Net change in unrealized appreciation
  of
  investments........................   (18,521,412)
                                       -------------
Net gain on investments..............    76,421,304
                                       -------------
Net Increase in Net Assets
Resulting from Operations............  $ 70,226,874
                                       =============
 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Changes in Net Assets

                              Year Ended         Year Ended
Increase (Decrease)          December 31,       December 31,
in Net Assets                    1997               1996
                          ------------------    -------------
Operations
  Net investment loss...    $     (6,194,430)   $  (6,716,644)
  Net realized gain on
    investment
    transactions........          94,942,716       72,328,335
  Net change in
    unrealized
    appreciation on
    investments.........         (18,521,412)        (173,258)
                          ------------------    -------------
  Net increase in net
    assets resulting
    from operations.....          70,226,874       65,438,433
                          ------------------    -------------
Distributions to
  shareholders from net
  realized gains on
  investments
    Class A.............         (27,098,267)     (18,962,078)
    Class B.............         (63,813,523)     (44,527,983)
    Class C.............          (1,442,170)        (917,000)
    Class Z.............             (66,424)              --
                          ------------------    -------------
                                 (92,420,384)     (64,407,061)
                          ------------------    -------------
Fund share transactions
  (Note 5)
  (net of share
  conversions)
  Net proceeds from
    shares subscribed...         543,622,835      899,616,382
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    distributions.......          84,714,423       58,287,125
  Cost of shares
    reacquired..........        (650,219,421)    (909,300,156)
                          ------------------    -------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions........         (21,882,163)      48,603,351
                          ------------------    -------------
Total increase
  (decrease)............         (44,075,673)      49,634,723
Net Assets
Beginning of year.......         469,623,007      419,988,284
                          ------------------    -------------
End of year.............    $    425,547,334    $ 469,623,007
                          ==================    =============

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Notes to Financial Statements

   Nicholas-Applegate Growth Equity Fund (the 'Fund') is currently the only series of Nicholas-Applegate Fund, Inc. The Fund commenced operations as a closed-end, diversified management investment company on April 9, 1987. On June 7, 1991, the Fund ceased operations as a closed-end investment company. Effective June 10, 1991, trading in the Fund's shares was discontinued on the New York Stock Exchange and the Fund commenced operations as an open-end, diversified management investment company.

   The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and in securities convertible into or excercisable for common stocks (such as convertible preferred stocks, convertible debentures and warrants), the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting poli-
                              cies followed by the Fund in the preparation of
its financial statements.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities are valued at amortized cost.

   In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Real-ized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination,
                                                          -------------
Disclosure, and Financial Statement Presentation of Income, Capital Gain and
----------------------------------------------------------------------------
Return of Capital Distributions by Investment Companies. For the year ended
-------------------------------------------------------
December 31, 1997 the Fund decreased accumulated net investment loss by $6,194,430 and decreased paid-in capital by $6,194,430 due to the Fund experiencing a net investment loss during the year. Net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has a management
                              agreement with Prudential Investments Fund
Management LLC ('PIFM'). Pursuant to the management agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ('NACM'); NACM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadviser, the compensation of officers of the Fund who are employees of PIFM, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

   The management fee paid PIFM is computed daily and payable monthly at an annual rate of .95% of the average daily net assets of the Fund. PIFM pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 1997, PIFM earned $4,250,016 in management fees of which it paid $3,357,513 to NACM under the foregoing agreements.

   The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for the Class Z shares of the Fund.

   Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .18 of 1% of average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1997.

   PSI has advised the Fund that it has received approximately $139,800 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1997. From these fees, PSI paid such sales charges to PRUCO Securities Corporation ('PRUSEC'), an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

   PSI advised the Fund that for the year ended December 31, 1997, it received approximately $543,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

   PSI, PIFM and PRUSEC are (indirect) wholly owned subsidiaries of The Prudential Insurance Company of America. ('Prudential')

   The Fund, along with other affiliated registered investment companies (the 'Funds'), had a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended December 31, 1997. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices LLC ('PMFS'), a
with Affiliates               wholly owned subsidiary of
                              PIFM, serves as the Fund's transfer agent. During
the year ended December 31, 1997, the Fund incurred fees of approximately $624,000 for the services of PMFS. As of December 31, 1997, approximately $49,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the year ended
December 31, 1997 aggregated $787,375,857 and $883,568,917, respectively.

   The cost basis of investments for federal income tax purposes at December 31, 1997 was $363,758,696 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $74,343,619 (gross unrealized appreciation--$83,583,627; gross unrealized depreciation--$9,240,008).

Note 5. Capital               The Fund offers Class A,
                              Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 18, 1997, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

   The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.Transactions in shares of common stock were as follows:

Class A                           Shares          Amount
------------------------------  -----------    -------------

Year ended
  December 31, 1997:
Shares sold...................   26,028,147    $ 403,257,239
Shares issued in reinvestment
  of dividends and
  distributions...............    1,629,888       23,021,141
Shares reacquired.............  (28,489,469)    (443,979,190)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................     (831,434)     (17,700,810)
Shares issued upon conversion
  from Class B................      670,378       10,138,513
                                -----------    -------------
Net decrease in shares
  outstanding.................     (161,056)   $  (7,562,297)
                                -----------    -------------
                                -----------    -------------
Year ended
  December 31, 1996:
Shares sold...................   45,256,796    $ 735,771,997
Shares issued in reinvestment
  of distributions............      983,300       15,498,673
Shares reacquired.............  (45,642,294)    (743,356,355)
                                -----------    -------------
Net increase in shares
  outstanding before
  conversion..................      597,802        7,914,315
Shares issued upon conversion
  from Class B................      628,501       10,055,961
                                -----------    -------------
Net increase in shares
  outstanding.................    1,226,303    $  17,970,276
                                -----------    -------------
                                -----------    -------------
Class B
------------------------------
Year ended
  December 31, 1997:
Shares sold...................    9,457,319    $ 135,337,537
Shares issued in reinvestment
  of distributions............    4,638,652       60,246,458
Shares reacquired.............  (13,888,004)    (200,836,623)
                                -----------    -------------
Net increase in shares
  outstanding before
  conversion..................      207,967       (5,252,628)
Shares reacquired upon
  conversion into Class A.....     (721,300)     (10,138,513)
                                -----------    -------------
Net decrease in shares
  outstanding.................     (513,333)   $ (15,391,141)
                                -----------    -------------
                                -----------    -------------

Class B                           Shares          Amount
------------------------------  -----------    -------------

Year ended
  December 31, 1996:
Shares sold...................   10,219,707    $ 155,199,983
Shares issued in reinvestment
  of distributions............    2,823,157       41,917,160
Shares reacquired.............  (10,486,306)    (158,450,669)
                                -----------    -------------
Net increase in shares
  outstanding before
  conversion..................    2,556,558       38,666,474
Shares reacquired upon
  conversion into Class A.....     (664,025)     (10,055,961)
                                -----------    -------------
Net increase in shares
  outstanding.................    1,892,533    $  28,610,513
                                -----------    -------------
                                -----------    -------------
Class C
------------------------------
Year ended
  December 31, 1997:
Shares sold...................      297,583    $   4,319,397
Shares issued in reinvestment
  of distributions............      106,388        1,380,420
Shares reacquired.............     (360,051)      (5,302,665)
                                -----------    -------------
Net increase in shares
  outstanding.................       43,920    $     397,152
                                -----------    -------------
                                -----------    -------------
Year ended
  December 31, 1996:
Shares sold...................      564,965    $   8,644,402
Shares issued in reinvestment
  of distributions............       58,630          871,292
Shares reacquired.............     (496,192)      (7,493,132)
                                -----------    -------------
Net increase in shares
  outstanding.................      127,403    $   2,022,562
                                -----------    -------------
                                -----------    -------------
[CAPTION]
Class Z
------------------------------
March 18, 1997(a) through
  December 31, 1997:
Shares sold...................       45,102    $     708,662
Shares issued in reinvestment
  of distributions                    4,760           66,404
Shares reacquired                    (6,278)        (100,943)
                                -----------    -------------
Net increase in shares
  outstanding                        43,584    $     674,123
                                -----------    -------------
                                -----------    -------------
(a) Commencement of offering of Class Z shares.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights

                                                                                 Class A
                                                  ---------------------------------------------------------------------
                                                                         Year Ended December 31,
                                                  ---------------------------------------------------------------------
                                                     1997             1996         1995(a)        1994(a)       1993(a)
                                                  -----------       --------       --------       -------       -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........       $    15.41       $  15.18       $  11.99       $ 13.56       $ 12.77
                                                  -----------       --------       --------       -------       -------
Income from investment operations:
Net investment loss.........................            (.12)           (.14)          (.11)         (.07)         (.07)
Net realized and unrealized gain (loss) on
  investment transactions...................             2.60           2.64           3.82         (1.19)         2.63
                                                  -----------       --------       --------       -------       -------
  Total from investment operations..........             2.48           2.50           3.71         (1.26)         2.56
                                                  -----------       --------       --------       -------       -------
Less distributions:
Distributions from net realized gains from
  investment transactions...................           (3.42)          (2.27)          (.52)         (.31)        (1.77)
                                                  -----------       --------       --------       -------       -------
  Total distributions.......................           (3.42)          (2.27)          (.52)         (.31)        (1.77)
                                                  -----------       --------       --------       -------       -------
Net asset value, end of year................       $    14.47       $  15.41       $  15.18       $ 11.99       $ 13.56
                                                  -----------       --------       --------       -------       -------
                                                  -----------       --------       --------       -------       -------
TOTAL RETURN(b):............................            17.33%         16.45%         31.20%        (9.53)%       20.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............       $  133,973       $145,120       $124,340       $88,069       $97,596
Average net assets (000)....................       $  139,933       $136,482       $109,740       $93,620       $90,332
Ratios to average net assets:
  Expenses, including distribution fee......             1.37%          1.41%          1.44%         1.49%(d)      1.42%(d)
  Expenses, excluding distribution fee......             1.19%          1.23%          1.27%         1.32%(d)      1.30%(d)
  Net investment loss.......................            (.82)%          (.93)%         (.83)%        (.59)%        (.53)%
For Class A, B, C and Z shares:
Portfolio turnover rate(c)..................              182%           113%           106%          110%          112%
Average commission rate paid per share                 $.0590         $.0588         $.0592           N/A           N/A

---------------
 (a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
 (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (d) Current year amounts have been restated from prior periods presentation.

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights

                                                                              Class B
                                                  ----------------------------------------------------------------
                                                                      Year Ended December 31,
                                                  ----------------------------------------------------------------
                                                    1997          1996        1995(a)       1994(a)       1993(a)
                                                  --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  14.48      $  14.49      $  11.56      $  13.18      $  12.56
                                                  --------      --------      --------      --------      --------
Income from investment operations:
Net investment loss...........................       (.23)          (.24)         (.22)         (.17)         (.18)
Net realized and unrealized gain (loss) on
  investment transactions.....................        2.43          2.50          3.67         (1.14)         2.57
                                                  --------      --------      --------      --------      --------
  Total from investment operations............        2.20          2.26          3.45         (1.31)         2.39
                                                  --------      --------      --------      --------      --------
Less distributions:
Distributions from net realized gains from
  investment transactions.....................      (3.42)         (2.27)         (.52)         (.31)        (1.77)
                                                  --------      --------      --------      --------      --------
  Total distributions.........................      (3.42)         (2.27)         (.52)         (.31)        (1.77)
                                                  --------      --------      --------      --------      --------
Net asset value, end of year..................    $  13.26      $  14.48      $  14.49      $  11.56      $  13.18
                                                  --------      --------      --------      --------      --------
                                                  --------      --------      --------      --------      --------
TOTAL RETURN(b):..............................       16.48%        15.54%        30.11%       (10.20)%       19.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $284,191      $317,768      $290,751      $257,059      $252,911
Average net assets (000)......................    $300,520      $304,841      $265,597      $261,285      $179,456
Ratios to average net assets:
  Expenses, including distribution fee........        2.19%         2.23%         2.27%         2.32%(c)      2.30%(c)
  Expenses, excluding distribution fee........        1.19%         1.23%         1.27%         1.32%(c)      1.30%(c)
  Net investment loss.........................       (1.64)%       (1.75)%       (1.66)%       (1.39)%       (1.40)%

---------------
 (a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
 (c) Current year amounts have been restated from prior periods presentation.

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights

                                                                     Class C                                    Class Z
                                            ---------------------------------------------------------        -------------
                                                                                          August 1,            March 18,
                                                                                           1994(c)              1997(f)
                                                    Year Ended December 31,                Through              Through
                                            ---------------------------------------      December 31,        December 31,
                                             1997          1996          1995(a)           1994(a)               1997
                                            -------      --------      ------------      ------------        -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $ 14.48      $  14.49        $  11.56          $  11.62             $ 14.48
                                            -------      --------      ------------      ------------        -------------
Income from investment operations:
Net investment loss.....................      (.22)          (.22)           (.22)             (.05)              (.22)
Net realized and unrealized gain (loss)
  on investment transactions............       2.42          2.48            3.67              (.01)               3.18
                                            -------      --------      ------------      ------------        -------------
  Total from investment operations......       2.20          2.26            3.45              (.06)               2.96
                                            -------      --------      ------------      ------------        -------------
Less distributions:
Distributions from net realized gains
  from investment transactions..........     (3.42)         (2.27)           (.52)               --              (2.91)
                                            -------      --------      ------------      ------------        -------------
  Total distributions...................     (3.42)         (2.27)           (.52)               --              (2.91)
                                            -------      --------      ------------      ------------        -------------
Net asset value, end of period..........    $ 13.26      $  14.48        $  14.49          $  11.56             $ 14.53
                                            -------      --------      ------------      ------------        -------------
                                            -------      --------      ------------      ------------        -------------
TOTAL RETURN(b):........................      16.48%        15.54%          30.11%             (.52)%             21.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $ 6,750      $  6,735        $  4,897          $  1,100             $   633
Average net assets (000)................    $ 6,796      $  5,862        $  2,961          $    225             $   121
Ratios to average net assets:
  Expenses, including distribution
    fee.................................       2.19%         2.23%           2.27%             6.23%(d)(e)         1.19%(d)
  Expenses, excluding distribution
  fee...................................       1.19%         1.23%           1.27%             5.23%(d)(e)         1.19%(d)
  Net investment loss...................     (1.64)%        (1.75)%         (1.63)%           (3.36)%(d)          (.85)%(d)

---------------
 (a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
 (c) Commencement of offering Class C shares.
 (d) Annualized.
 (e) Current year amounts have been restated from prior periods presentation.
 (f) Commencement of offering Class Z shares.

See Notes to Financial Statements.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc., including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended for Class A, B, C shares, and for the period from March 18, 1997 (commencement of operations) to December 31, 1997 for Z shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Nicholas-Applegate Growth Equity Fund for each of the two years in the period ended December 31, 1994 for Class A and Class B shares, and for the period from August 1, 1994 (commencement of investment operations) to December 31, 1994 for Class C shares, were audited by other auditors whose report dated February 8, 1995 expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund as of December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended for Class A, B, C shares, and for the period from March 18, 1997 (commencement of operations) to December 31, 1997 for Z shares in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP
Los Angeles, California
February 10, 1998

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation ( and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This following chart shows the long-term performance of various asset classes and the rate of inflation.

               Each Investment Provides a Different Opportunity


                                    [CHART]

----------
Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates,
        Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors

        -------------------------------------------------------------------------------------------------------------------
        YEAR                    1987      1988    1989    1990    1991     1992    1993     1994     1995     1996     1997
        -------------------------------------------------------------------------------------------------------------------
        U.S. Government
        Treasury
        Bonds/1/                2.0%       7.0%   14.4%    8.5%   15.3%     7.2%   10.7%    -3.4%    18.4%     2.7%    9.6%
        -------------------------------------------------------------------------------------------------------------------
        U.S. Government
        Mortgage
        Securities/2/           4.3%       8.7%   15.4%   10.7%   15.7%     7.0%    6.8%    -1.6%    16.8%     5.4%    9.5%
        -------------------------------------------------------------------------------------------------------------------
        U.S. Investment Grade
        Corporate Bonds/1/      2.6%       9.2%   14.1%    7.1%   18.5%     8.7%   12.2%    -3.9%    22.3%     3.3%   10.2%
        -------------------------------------------------------------------------------------------------------------------
        U.S. High Yield
        Corporate Bonds/4/      5.0%      12.5%    0.8%   -9.6%   46.2%    15.8%   17.1%    -1.0%    19.2%    11.4%   12.8%
        -------------------------------------------------------------------------------------------------------------------
        World Government
        Bonds/5/               35.2%       2.3%   -3.4%   15.3%   16.2%     4.8%   15.1%     6.0%    19.6%     4.1%   (4.3%)
        -------------------------------------------------------------------------------------------------------------------
        Difference between
        highest and lowest     33.2%      10.2%   18.8%   24.9%   30.9%    11.0%   10.3%     9.9%     5.5%     8.7%   17.1%
        returns percent
        -------------------------------------------------------------------------------------------------------------------

----------
/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/ Salomon Brothers World Government Index (Non U.S.) include 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 1985 through December 1997. It does not represent the performance of any Prudential Mutual Fund.


 AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (12/31/86-12/31/97)
                               (IN U.S. DOLLARS)


                             Netherlands             20.5%

                             Spain                   20.4%

                             Sweden                  20.4%

                             Hong Kong               19.7%

                             Belgium                 19.5%

                             Switzerland             17.9%

                             USA                     17.1%

                             UK                      16.6%

                             France                  15.6%

                             Germany                 12.1%

                             Austria                  9.6%

                             Japan                    6.6%


----------
Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical
        Services, Inc. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.
This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

   1969-1997 CAPITAL APPRECIATION AND REINVESTING DIVIDENDS-$228,266 CAPITAL
                           APPRECIATION ONLY-$80,535


                                    [CHART]

----------
Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson
        Associates, Chicago (annually updates work by Rober G. Ibbotson and Rex A. Sinquefeld). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighed index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL--$9.2 TRILLION

                           Pacific Basin      15.6%

                           Europe             32.1%

                           U.S.               49.8%

                           Canada              2.5%


----------
Source: Morgan Stanley Capital International, December 31, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International
        (MSCI) World Index. The total market capitalization is based on the value of approximately 1,600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

                               ----------------

  The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

             LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)


                                    [CHART]

----------
Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates,
        Chicago (annually updates work by Roger G. Ibbotson and Rex A. Singuefield). Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.

  The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1976 through December 31, 1996. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P 500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

              The Range of Annual Total Returns for Major Stock &
                      Bond Indices Over the Past 20 Years
                             (12/31/76-12/31/96)*

        S&P 500                 EAFE            LEHMAN AGGREGATE
         37.6%                  69.9%               32.6%

----------
* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-back securities. Investors cannot invest directly in stock or bond market indices.

               APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

  Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $190 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1996, Prudential was ranked third in terms of total assets under management.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States./2/

  Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of October 31, 1997 Prudential Investments Fund Management was the 17th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.
----------
/1/ Prudential Investments serves as the Subadvisor to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadvisor to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp., as the subadvisor to Prudential Jemison Series Fund, Inc. and Mercator Asset Management LP as the Subadvisor to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisors for The Target Portfolio Trust.
/2/ As of December 31, 1996.

                                     III-1

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if its important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds
----------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
/4/ Trading date represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund investment Management, a division of PIC, for the year ended December 31, 1995.

                                     III-2
tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including changes and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
/6/ As of December 31, 1994.
/7/ As of December 31, 1994.
/8/ On an annual basis, Institutional Investor magazine surveys, more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taxing the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3